UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

Information Required in Proxy Statement
Schedule 14A Information
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to § 240.14a-l 1(c) or § 240.14a-12

Idaho General Mines, Inc.
(Name of Registrant as Specified In Its Charter)

N/A
(Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1)	Title of each class of securities to which transaction applies:

2)	Aggregate number of securities to which transaction applies:

3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

4)	Proposed maximum aggregate value of transaction:

5)	Total fee paid:

☐	Fee paid previously with preliminary materials.
☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-1 1(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)	Amount Previously Paid:

2)	Form, Schedule or Registration Statement No.:

3)	Filing Party:

4)	Date Filed:

Idaho General Mines, Inc.
1726 Cole Blvd, Suite 115
Lakewood, CO 80401

Notice of Annual Meeting of Shareholders
To be Held on October 4, 2007

Dear Shareholder:

We are pleased to invite you to attend our Annual Meeting of Shareholders of Idaho General Mines, Inc. (the “Company”), which will be held at 9:00 am, local Colorado time on October 4, 2007, at 1726 Cole Blvd, Suite 115, Lakewood, Colorado 80401. The meeting will be held:

•	to elect seven members to the Board of Directors to serve until the next annual meeting of shareholders and until their respective successors are elected and qualified;
•	to approve the reincorporation of the Company into the State of Delaware through a merger with a newly formed, wholly-owned Delaware subsidiary;
•	to approve an amendment to the Idaho General Mines, Inc. 2006 Equity Incentive Plan;
•	to approve an amendment to accelerate the termination date of the Shareholder Rights Plan; and
•	to transact such other business as may properly come before the meeting or any adjournment thereof.

Only shareholders of record on the books of the Company at the close of business on August 20, 2007, the record date fixed by the Board of Directors, are entitled to notice of and to vote at the Annual Meeting and at any postponements or adjournments thereof.

It is important that your shares be represented at the meeting whether or not you are personally able to attend. We therefore urge you to complete, date and sign the accompanying proxy and mail it in the enclosed postage-paid envelope as promptly as possible. Your proxy is revocable, either in writing or by voting in person at the Annual Meeting, at any time prior to its exercise. Thank you for your timely response.

We look forward to seeing you at the Annual Meeting on October 4, 2007.

Sincerely,
/s/ Bruce D. Hansen
Chief Executive Officer

Idaho General Mines, Inc.
1726 Cole Blvd, Suite 115
Lakewood, CO 80401

PROXY STATEMENT
Relating to
Annual Meeting of Shareholders
To be held on October 4, 2007

INTRODUCTION

This proxy statement is being furnished by the Board of Directors (the “Board of Directors” or the “Board”) of Idaho General Mines, Inc. (the “Company”) to holders of shares of the Company’s $0.001 par value common stock in connection with the solicitation by the Board of Directors of proxies to be voted at the Annual Meeting of Shareholders of the Company to be held on October 4, 2007 at 9:00 am, local Colorado time, at 1726 Cole Blvd, Suite 115, Lakewood, Colorado 80401, and any postponements or adjournments thereof, for purposes set forth in the accompanying Notice of Annual Meeting of Shareholders. This proxy statement and the accompanying proxy card are first being mailed to the shareholders on or about August 31, 2007.

A proxy card is enclosed for your use. You are requested on behalf of the Board of Directors to sign, date, and return the proxy card in the accompanying envelope, which is postage-paid if mailed in the United States. Your execution of the enclosed proxy will not affect your right as a shareholder to attend the Annual Meeting and to vote in person. Any shareholder giving a proxy has the right to revoke it at any time by either (i) providing the Company a later-dated proxy prior to the Annual Meeting or presenting a later-dated proxy at the Annual Meeting, (ii) providing the Secretary of the Company a written revocation prior to the Annual Meeting, or (iii) attending the Annual Meeting and voting in person.

PURPOSE OF THE ANNUAL MEETING

At the Annual Meeting, shareholders entitled to vote will be asked to consider and take action on the following matters:

•	To elect seven members to the Board of Directors to serve until the next annual meeting of shareholders and until their respective successors are elected and qualified;
•	To approve the reincorporation of the Company into the State of Delaware through a merger with a newly formed, wholly-owned Delaware subsidiary;
•	To approve an amendment to the Idaho General Mines, Inc. 2006 Equity Incentive Plan;
•	To approve an amendment to accelerate the termination date of the Shareholder Rights Plan; and
•	To transact such other business as may properly come before the meeting or any adjournment thereof.

As your vote is important, it is requested that you complete and sign the enclosed proxy card and mail it promptly in the postage paid return envelope provided.  Shares cannot be voted at the meeting unless the owner is present to vote or is represented by proxy.

VOTING AT ANNUAL MEETING

Record Date; Quorum. The Board of Directors of the Company has fixed the close of business on August 20, 2007 as the record date for the purpose of determining shareholders of the Company entitled to notice of and to vote at the Annual Meeting. At the close of business on that date, the Company had 56,172,524 issued and outstanding shares of common stock. A majority of such shares will constitute a quorum for the transaction of business at the Annual Meeting. Proxies that are submitted but are not voted for or against (whether by abstentions, broker non-votes, or otherwise) will be treated as present for all matters considered at the meeting, and will be counted for purposes of a quorum.

Solicitation of Proxies. The accompanying proxy is solicited on behalf of the Board of Directors of the Company and the entire cost of solicitation will be borne by the Company. Following the original mailing of the proxies and soliciting materials, directors, officers and employees of the Company may, but do not presently intend to, solicit proxies by mail, telephone, telegraph, or personal interviews. The Company may request brokers, custodians, nominees, and other record holders to forward copies of the proxies and soliciting materials to persons for whom they hold shares of the Company and to request authority for the exercise of proxies. In such cases the Company will reimburse such holders for their reasonable expenses. The Company may utilize the services of a proxy solicitation firm.

Revocation of Proxy. Any proxy delivered in the accompanying form may be revoked by the person executing the proxy by:

•	providing written notice to that effect to the Secretary of the Company at any time before the authority thereby granted is exercised;
•	providing a duly executed proxy bearing a later date at the Annual Meeting or to the Company prior to the Annual Meeting; or
•	attending the Annual Meeting and voting in person.

How Proxies will be Voted. Assuming a quorum is present, proxies received by the Board of Directors in the accompanying form will be voted at the Annual Meeting as specified therein by the person giving the proxy. All shares represented by valid proxy will be voted at the discretion of the proxy holders on any other matters that may properly come before the meeting. However, the Board of Directors does not know of any matters to be considered at the meeting other than those specified in the Notice of Annual Meeting.

Required Votes. With respect to the election of directors, the seven candidates receiving the highest number of votes will be elected. However, if any candidate does not receive a favorable vote by a majority of the votes cast in the election, under the Corporate Governance Guidelines adopted by the Board, he or she must submit their resignation from the Board of Directors. See Proposal 1 for further discussion of the majority voting provisions of the Corporate Governance Guidelines. With respect to the approval of the Company’s reincorporation, amendment to the 2006 Equity Incentive Plan, and amendment to the Shareholder Rights Agreement to accelerate the termination date of the Shareholder Rights Agreement, the affirmative vote of a majority of the votes cast is required.

Effect of Abstentions and Broker Non-Votes. Abstentions occur when shareholders abstain from voting for the nominees for director or abstain from voting on other proposals. Brokers and other intermediaries, holding shares in street name for their customers, are generally required to vote the shares in the manner directed by their customers. If their customers do not give any direction, brokers may vote the shares on routine matters, such as the election of directors, but not on non-routine matters. The absence of a vote on a non-routine matter is referred to as a broker non-vote. Any shares represented at the Annual Meeting but not voted (whether by abstention, broker non-vote or otherwise) will have no impact in the election of directors, except to the extent that the failure to vote for an individual results in another individual receiving a larger proportion of votes. Any shares represented at the Annual Meeting but not voted (whether by abstention, broker non-vote or otherwise) with respect to the proposal to approve the Company’s reincorporation, amendment to the 2006 Equity Incentive Plan and approve an amendment to the Shareholder Rights Agreement to accelerate the termination date of the Shareholder Rights Agreement will have the same effect as a vote against such proposal.

Voting Power. Holders of the common stock of the Company are entitled to one vote for each share held. There is no cumulative voting for directors.

PROPOSAL 1: ELECTION OF DIRECTORS

The Board of Directors currently consists of nine members but will be reduced to seven following the Annual Meeting. The Company’s directors are to be elected at each annual meeting of shareholders. At this Annual Meeting, seven directors are to be elected to serve until the next annual meeting of shareholders and until their successors are elected and qualified. The nominees for election as directors at this Annual Meeting set forth in the table below are all recommended by the Board of Directors of the Company.

In the event that any of the nominees for director should become unable to serve if elected, it is intended that shares represented by proxies which are executed and returned will be voted for such substitute nominee(s) as may be recommended by the Company’s existing Board of Directors.

The seven nominees receiving the highest number of votes cast at the Annual Meeting will be elected as the Company’s directors to serve until the next annual meeting of shareholders or until their successors are elected and qualified. Pursuant to the Corporate Governance Guidelines adopted by the Board of Directors, if a nominee for director does not receive the vote of at least a majority of the votes cast at any meeting for the election of directors at which a quorum is present and in which the number of nominees does not exceed the number of directors to be elected, and no successor has been elected at such meeting, the director is required to promptly tender his or her resignation to the Board of Directors.  For purposes of the policy, a majority of votes cast means that the number of shares voted “for” a director’s election exceeds the number of votes cast “against” that director's election.  The Corporate Governance and Nominating Committee will consider the resignation and make a recommendation to the Board as to whether to accept or reject the tendered resignation, or whether other action should be taken.  The Board will act on the tendered resignation, taking into account the recommendation of the Corporate Governance and Nominating Committee, within 90 days from the date of the certification of the election results, and publicly disclose its decision promptly thereafter.  The Corporate Governance and Nominating Committee, in making its recommendation, and the Board in making its decision, may each consider any factors or other information that it considers appropriate and relevant.  The director who tenders his or her resignation will not participate in the recommendation of the Corporate Governance and Nominating Committee or the decision of the Board with respect to his or her resignation.  If no director receives a majority of shares cast in an uncontested election, then the incumbent directors will nominate a new slate of directors and hold a special meeting for the purpose of electing those nominees within 180 days after certification of the shareholder vote.

THE BOARD RECOMMENDS A VOTE “FOR” THE 7 NOMINEES

DIRECTORS AND EXECUTIVE OFFICERS

The following table provides the names, positions, ages and principal occupations of our current directors, and those who are nominated for election as a director at the Annual Meeting, and our executive officers:

Name and Position with The Company	Age	Director/Officer Since	Principal Occupation

Robert L. Russell Executive Director and Chairman of the Board (Retiring)	73	Director since January 1967 to present; Officer since April 1984	Executive Director and Chairman of the Board

Bruce D. Hansen Chief Executive Officer and Director (Nominee)	49	Chief Executive Officer and Director since January 2007	Chief Executive Officer and Director

John B. Benjamin (1)(2) Director (Retiring)	77	Director since February 1974	Retired mining professional

Gene W. Pierson (2) Director (Nominee)	69	Director since March 2002	Mining consultant

Norman A. Radford (1)(2)(3) Director (Nominee)	74	Director since 2002	Retired mining professional

R. David Russell Director (Nominee)	49	Director since 2002	President and Chief Executive Officer of Apollo Gold Corporation, a TSX/AMEX listed gold mining company

Richard F. Nanna (2)(3) Director (Nominee)	57	Director since November 2003	Vice President Exploration for Apollo Gold Corporation, a TSX/AMEX listed gold mining company

Ricardo M. Campoy (1)(2)(3) Director (Nominee)	56	Director since August 2006	International natural resources banker

Mark A. Lettes (1)(2)(3) Director (Nominee)	58	Director since April 2007	Retired from Apex Silver

David A. Chaput Chief Financial Officer	49	Officer since April 2007	Chief Financial Officer

Michael K. Branstetter Secretary, Treasurer and Legal Counsel	53	Officer since November 1992	Attorney with the firm of Hull & Branstetter Chartered
_____________________
(1)  Member of Audit and Finance Committee. Mr. Lettes is chairman of this committee.
(2)  Member of Nominating Committee. Mr. Nanna is chairman of this committee.
(3)  Member of Compensation Committee. Mr. Campoy is chairman of this committee.

We have no knowledge of any arrangements, including any pledge by any person of our securities, the operation of which may at a subsequent date result in a change in our control. We are not, to the best of our knowledge, directly or indirectly owned or controlled by another corporation or foreign government.

The term of office of the directors is for one year and until their successors are elected.  Officers are appointed annually by the Board of Directors and serve at the pleasure of the Board.

Robert L. Russell, a professional engineer, has been a director of the Company since 1967 and our President and Treasurer from 1979 to 1980, our President and Chief Executive Officer from 1984 to January 2007 and our Executive Director since January 2007. Mr. Russell held positions with Exxon Minerals from 1976 to 1984 and Freeport-McMoRan Copper & Gold, Inc. where he served as Vice President of Mining from 1988 to 1995.  Mr. Russell was Executive Vice President and General Manager of Freeport’s Indonesian operations. From 1995 to 1998, Mr. Russell was employed by Zambia Consolidated Copper Mines, most recently as General Manager of the Nchanga Division.  Mr. Russell is a director of Mines Management, Inc.

Bruce D. Hansen has been our Chief Executive Officer and a director of the Company since January 2007. From September 2005 until he joined us in January 2007, Mr. Hansen served as Senior Vice President, Operations Services and Development at Newmont Mining Corporation. Prior to that, Mr. Hansen served as Senior Vice President and Chief Financial Officer at Newmont Mining Corporation from July 1999 to September 2005. Mr. Hansen also served as the Vice President of Project Development for Newmont and previously was the Senior Vice President of Corporate Development for Santa Fe Pacific Gold Corporation. Mr. Hansen is also a director of Energy Fuels Inc.

John B. Benjamin has been a director of the Company since 1974.  Mr. Benjamin has been retired since 1989.  Prior to that time, Mr. Benjamin was employed from 1987 to 1989 by Dames & Moore, a Denver, Colorado based engineering company as a field sampling and air/water monitoring coordinator assistant for The Bunker Hill Superfund Remedial Investigation and Feasibility Study.  Before joining Dames & Moore, Mr. Benjamin was employed by the Bunker Hill Company for approximately 27 years.

Gene W. Pierson, a mining engineer, has been a director of the Company since 2002. Since 1999, Mr. Pierson has been a self-employed consultant for mining companies in mineral economics and management.  From 1981 to 1999, Mr. Pierson was employed by Hecla Mining Company as a senior analyst performing research and analytical work with management, engineering, metallurgical, geology, accounting and financial staff.

Norman A. Radford, a mining engineer, has been a director of the Company since 2002.  Mr. Radford graduated from the University of Idaho with a Bachelor of Science degree.  From 1982 to 1985, Mr. Radford was employed by Coeur d’Alene Mines Corporation as a consulting geologist providing full time consulting services to the chairman of the board.  From 1965 to 1982, Mr. Radford was employed by The Bunker Hill Company as a senior mine geologist.  Mr. Radford has been semi-retired since 1985 and has run a jewelry store since that year.

R. David Russell has been the President & CEO/director of the Canadian gold company Apollo Gold Corporation (“Apollo Gold”) since 2002, which is listed on the TSX and on AMEX, and has been a director of the Company since 2002.  In 1999, Mr. Russell founded Nevoro Gold Corporation which was subsequently merged with Apollo Gold.  From 1994 to 1999, Mr. Russell was Vice President and Chief Operating Officer for Getchell Gold Corporation (“Getchell”), a Nevada gold producer.   Prior to working for Getchell, Mr. Russell was General Manager, US operations, for LAC Minerals Ltd. and, after their acquisition, Barrick Gold Corporation. Mr. Russell is the son of our Executive Director, Robert L Russell.

Richard F. Nanna is Vice President Exploration for Apollo Gold and has been a director of the Company since 2003.  Mr. Nanna was Vice President of Exploration in Nevada for Getchell from 1994 to 1999.

Ricardo M. Campoy has been a director of the Company since August 2006. Mr. Campoy has worked as an international natural resources banker for twenty-six years, having served in executive finance positions at various firms, including as Head of Mining & Metals of WestLB AG and as Member/Senior Advisor of McFarland Dewey & Co., LLC.  Prior to Mr. Campoy’s work in finance, he was employed as a mining engineer. Mr. Campoy is currently in private practice as a financial and corporate advisor to the natural resources industry.

Mark A. Lettes has been a director of the Company since April 2007. Mr. Lettes served as Chief Financial Officer of Apex Silver Mines from June 1998 to June 2006, and was responsible for financing of Apex’s large-scale San Cristobal silver and zinc mine in Bolivia. Prior to joining Apex, Mr. Lettes held senior financial positions with Cyprus Amax, Amax, Inc., and Amax Gold. Mr. Lettes serves on the Board of Directors of Yukon Zinc Corporation.

David A. Chaput has been our Chief Financial Officer since April 2007. Mr. Chaput has more than 26 years of financial and operational experience in the metals and mining industries.  Mr. Chaput was with The Doe Run Resources Corporation until September 2006, where he served as Chief Financial Officer since May 2004, as Vice President, Finance since September 2001 and as Treasurer since February 1993.  From June 1987 through January 1993, Mr. Chaput served as Manager of Credit and Financial Services of The Doe Run Resources Corporation.

Michael K. Branstetter has been our Secretary and Treasurer since November 1992, and acts as our corporate counsel.  Mr. Branstetter is the principal of Hull & Branstetter Chartered, a law firm in Idaho.

THE BOARD OF DIRECTORS, BOARD COMMITTEES AND DIRECTOR INDEPENDENCE

During the year ended December 31, 2006, there were six meetings of the Board of Directors. Each of the incumbent directors who were on the Board of Directors during 2006 attended at least 75% of the total number of meetings of the Board of Directors and the total number of meetings held by the committees of the Board of Directors on which he served. In 2007, the Company adopted a policy requiring members of the Board of Directors to attend the Company’s annual meeting of shareholders. All of our then-sitting directors attended our annual meeting of shareholders held on December 13, 2006.

Our Board of Directors has three standing committees: Audit and Finance Committee, Compensation Committee, and Nominating Committee. Each committee is described more fully below.

Shareholders may communicate with the Board of Directors by sending an email or a letter to Idaho General Mines, Inc. Board of Directors, c/o Corporate Secretary, 1726 Cole Blvd, Suite 115 Lakewood, CO 80401, info@igmines.com. The Corporate Secretary will receive the correspondence and forward it to the Chairman of the applicable Board of Directors Committee or to any individual director or directors to whom the communication is directed.

Audit and Finance Committee.

Our Audit and Finance Committee members are: Mark A. Lettes (Chairman), Norman A. Radford, Ricardo M. Campoy, and John Benjamin, all being independent directors in accordance with the listing standards of the American Stock Exchange (“AMEX”). The Audit and Finance Committee held six meetings in 2006. The Audit and Finance Committee recommends a firm of independent certified public accountants to audit the annual financial statements; discusses and approves in advance the scope of the audit with the auditors; reviews with the independent auditors their independence, the financial statements, and their audit report; reviews management’s administration of the system of internal accounting controls; and reviews our procedures relating to business ethics.  Our Board of Directors has approved a written Audit and Finance Committee charter, a copy of which was filed as an appendix to our Proxy Statement for the 2006 annual meeting of shareholders. Mark A. Lettes is deemed the committee’s financial expert.

Compensation Committee.

Our Compensation Committee is composed of Ricardo M. Campoy (Chairman), Mark A. Lettes, Norman A. Radford and Richard F. Nanna. The Compensation Committee held two meetings in 2006. The primary purposes of the Compensation Committee are:  (i) to assist the Board of Directors in discharging its responsibilities in respect of compensation of our executive officers, including setting salary and annual bonus levels for our senior executive officers as well as overseeing the senior staff bonus plans, subject to the approval of the Board of Directors; (ii) to review and evaluate compensation information for inclusion in our filings with the Securities and Exchange Commission; (iii) to provide recommendations to the Board of Directors in connection with directors’ compensation; and (iv) to provide recommendations to the Board of Directors in connection with succession planning for our senior management. Our Board of Directors has approved a written Compensation Committee charter.

Nominating Committee.

Our Nominating Committee members are: Richard Nanna (Chairman), Gene W. Pierson, Mark Lettes, Ricardo Campoy, Norm Radford, and John Benjamin. The Nominating Committee held two meetings in 2006. The responsibilities of the Nominating Committee include (i) developing policies on the size and composition of the Board for election or re-election and reviewing and developing the Board’s criteria for selecting new directors, including standards for director independence and competence; (ii) reviewing possible candidates for Board membership consistent with the Board’s criteria for selecting new directors; (iii) conducting an annual performance evaluation of the individual directors and of the Board as a whole; (iv) annually recommending a slate of nominees to the Board with respect to nominations for the Board at the annual meeting of our shareholders; (v) making recommendations to the Board relating to the composition of Board committees; (vi) advising the Board on committee member qualifications, committee member appointments and removals, committee structure and operations (including authority to delegate to subcommittees), and committee reporting to the Board; and (vii) maintaining an orientation program for new directors and a continuing education program for all directors.

Our Board of Directors has approved a written Nominating Committee charter. The functions of the Nominating Committee are described in the Nominating Committee Charter and include, among other things, identifying individuals qualified to become members of the Board and selecting or recommending to the Board the nominees to stand for election as directors.

Our shareholders may recommend director nominees, and the Nominating Committee will consider nominees recommended by shareholders. To date, we have not received any recommendations from our shareholders requesting that the Board or any of its committees consider a nominee for inclusion among the Board’s slate of nominees in this proxy statement. A shareholder wishing to submit a director nominee recommendation should comply with the provisions of our bylaws and the provisions set forth in this proxy statement under the heading “Shareholder Proposals and Recommendations for Director Nominees for the 2008 Annual Meeting.” We anticipate that nominees recommended by shareholders will be evaluated in the same manner as nominees recommended by anyone else, although the Nominating Committee may prefer nominees who are personally known to the existing directors and whose reputations are highly regarded. The Nominating Committee will consider all relevant qualifications as well as the needs of the Company in terms of compliance with SEC rules.

While the selection of qualified directors is a complex, subjective process that requires consideration of many intangible factors, the Nominating Committee and the Board takes into account the following criteria, among others, in considering directors and candidates for the Board:

•	judgment, experience, skills and personal character of the candidate; and
•	the needs of the Board.

The Nominating Committee conducts a process of making a preliminary assessment of each proposed nominee based upon the resume and biographical information, an indication of the individual’s willingness to serve and other background information. This information is evaluated against the criteria set forth above and our specific needs at that time. Based upon a preliminary assessment of the candidate(s), those who appear best suited to meet our needs may be invited to participate in a series of interviews, which are used as a further means of evaluating potential candidates. On the basis of information learned during this process, the Nominating Committee determines which nominee(s) to recommend to the Board to submit for election at the next annual meeting. The Nominating Committee uses the same process for evaluating all nominees, regardless of the original source of the nomination.

Independent Directors

Of the nine persons who currently make up our Board of Directors, the Board has determined that Messrs. Benjamin, Pierson, Radford, Nanna, Lettes, and Campoy are independent directors under the listing standards of AMEX.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934 requires our officers, directors, and any person who beneficially owns more than 10% of our common stock to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Executive officers, directors, and more than 10% shareholders are required by regulation to furnish us with copies of all Section 16(a) forms which they file. During 2006, certain of our directors and executive officers who own our stock filed Forms 3 or Forms 4 with the Securities and Exchange Commission. The information on these filings reflects the current ownership position of all such individuals. To the best of our knowledge, during 2006 all such filings by our officers and directors were made timely, except that due to an administrative error in each instance, Forms 4 were not filed in a timely manner for the following officers and directors: John B. Benjamin (1); Robert Llee Chapman (2); Richard F. Nanna (1); Gene W. Pierson (2); Norman A. Radford (1); Robert David Russell (1); and Robert L. Russell (1).

Code of Ethics

We have adopted a Code of Conduct and Ethics for our Chief Executive Officer and our senior financial officers. A copy of our Code of Conduct and Ethics can be obtained at no cost, by telephone at (303) 928-8599 or by mail at: Idaho General Mines, Inc., 1726 Cole Blvd, Suite 115 Lakewood, CO 80401, attention: Investor Relations. We believe our Code of Conduct and Ethics is reasonably designed to deter wrongdoing and promote honest and ethical conduct; provide full, fair, accurate, timely and understandable disclosure in public reports; comply with applicable laws; ensure prompt internal reporting of code violations; and provide accountability for adherence to the code.

AUDIT COMMITTEE REPORT

The Board of Directors has appointed the members of the Audit and Finance Committee. The Audit and Finance Committee is governed by a charter that the Board of Directors approved and adopted and which will be reviewed and reassessed annually by the Audit and Finance Committee. The Audit and Finance Committee is comprised of four independent directors.

The Board of Directors has charged the Audit and Finance Committee with a number of responsibilities, including review of the adequacy of the Company’s financial reporting, accounting systems, and internal controls. The Company’s independent auditors report directly and are ultimately accountable to the Audit and Finance Committee.

Management is responsible for the preparation and integrity of the Company’s financial statements. The independent registered public accounting firm is responsible for performing an independent audit of the Company’s consolidated financial statements in accordance with generally accepted auditing standards and for issuing a report thereon. The Audit and Finance Committee has independently met and held discussions with management and the independent registered public accounting firm.

In the discharge of its responsibilities, the Audit and Finance Committee has reviewed and discussed with management and the independent auditors the Company’s audited financial statements for fiscal year 2006. In addition, the Audit and Finance Committee has discussed with the independent auditors matters such as the quality (in addition to acceptability), clarity, consistency, and completeness of the Company’s financial reporting, as required by Statement on Auditing Standards No. 61, Communication with Audit Committees, as amended by Statement on Auditing Standards No. 90, Audit Committee Communications.

The Audit and Finance Committee has received from the independent auditors written disclosures and a letter concerning the independent auditors’ independence from the Company, as required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees. The Audit and Finance Committee also received from the independent auditors a letter indicating there were no material issues raised by the independent auditors’ most recent internal quality control review, or by any inquiry or investigation by governmental or professional authorities within the preceding five years. These disclosures have been reviewed by the Committee and discussed with the independent auditors.

Based on these reviews and discussions, the Audit and Finance Committee recommended to the Board that the audited financial statements be included in the Company’s Annual Report on Form 10-KSB for the year ended December 31, 2006 as filed with the Securities and Exchange Commission.

AUDIT AND FINANCE COMMITTEE Mark A. Lettes, Chairman John B. Benjamin Norman A. Radford Ricardo M. Campoy

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Our Audit and Finance Committee reviews any transaction involving the Company and a related party at least once a year or upon any significant change in the transaction or relationship. For these purposes, a “related party transaction” includes any transaction required to be disclosed pursuant to Item 404 of Regulation S-K.

On August 16, 2006, the Company entered into an employment agreement effective August 14, 2006 with Andrew J. Russell, a son of our Chairman of the Board, for services as Director of Projects and Operations. Under this agreement, Andrew J. Russell was paid $150,000 per year and was granted a stock option to purchase 60,000 shares at $2.10 per share, the closing price of the Company’s stock on August 15, 2006. In January 2007, the Company amended and restated its employment agreement with Mr. Andrew Russell. Under the amended and restated employment agreement, the Company paid Mr. Russell $200,000 per year and granted him a stock option to purchase 140,000 shares at $2.78 per share, the closing price of the Company’s stock on January 30, 2007. Further, the Company issued an additional 90,000 shares of nonvested common stock at $2.78 that will vest based on certain performance based milestones.

EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

Introduction

The Compensation Committee (the “Committee”) of our Board of Directors sets total compensation for our executive officers, including the Chief Executive Officer, the Chief Financial Officer and the Executive Vice President of Business Strategies, Development and Investor Relations. These are our “Named Executive Officers” who are identified in the tables below.

We are in the early stages of exploring and developing molybdenum dominant projects, including the Mt. Hope and Hall-Tonopah molybdenum deposits in Nevada. We do not have any operations and have relatively few employees. Because of our size and early stage of development, the Company does not have a broad-based, detailed executive compensation program. Instead, we have a simple executive compensation program that is intended to provide appropriate compensation for our executive officers. The program currently has only three major components: salary, annual bonus and equity-based incentives, such as stock options and restricted stock awards. The program’s overall objective is to enable us to obtain and retain the services of skilled executives. The compensation program seeks to enhance shareholder value by aligning the financial interests of our executive officers with those of our shareholders. For example, our equity-based compensation program is designed to retain the individual executive officer and to align his long-term financial interests with those of our shareholders. We also have designed our compensation program to motivate and reward executives whose knowledge, skills and performance are critical to our success.

The compensation program reflects the fact that we operate with a small team of executives. Our executives are each charged with a variety of responsibilities that encompass both our strategic objectives and our day-to-day activities. Compensation depends to a significant extent on the achievement of annual and long-term performance goals.

The compensation packages for our executive officers are designed to promote teamwork as well as individual initiative and achievement. We have entered into employment agreements with each of our executive officers, which are described below. We believe that these employment agreements are necessary to grow the Company and to increase our shareholder value. Each employment agreement sets the compensation for the individual executive officer. In establishing the agreement with each executive officer, the Committee takes into account many factors, including the individual’s prior business experience, historical compensation levels, work performance, and retention considerations and our business need for the executive’s skills. The Committee also considered input from third party compensation consultants, external market data, and the individual experience of the Committee members.

Elements of Compensation

Our compensation program has three principal elements: salary, annual bonus, and equity-based incentives. The remaining compensation, paid through employee benefits, is not significant in amount or as a percentage of any executive’s compensation. Each of these components is discussed further below.

Base Salary. We recognize that paying a reasonable base salary is necessary in order for us to obtain and retain the services of skilled executives. We establish our executives’ salaries based on consideration of, among other things, the scope of their responsibilities, taking into account competitive market compensation for similar positions based, seniority of the individual, and our ability to replace the individual, as well as the median of the range of salaries for executives in similar positions with similar responsibilities at comparable companies. Base salaries are reviewed annually by the Committee and our Board and may be adjusted pursuant to this annual review. An adjustment to a salary may be made, for example, to align that salary with market levels, taking into account the individual’s responsibilities, performance and experience. The salaries of our executive officers were well below the median through 2006, reflecting the underfunding of a startup company. However, salaries were adjusted in 2007 to reflect salaries paid to individuals in operating companies with similar positions and responsibilities.

Discretionary Performance Bonus. Our Board has the authority to award discretionary bonuses to our executive officers based upon their performance and efforts. We believe it is reasonable and necessary to compensate our executive officers with bonus payments for achieving financial, operational and strategic goals. Bonus amounts are intended to reward both achievement of company goals and individual performance. Annual bonuses have traditionally been paid to executive officers to recognize specific accomplishments and overall performance.

Long-Term Equity Incentive Program. We focus on creating long-term value for our shareholders by aligning the financial interests of our executive officers with those of our shareholders, since the price of our stock is the principal factor in shareholder value over time. We believe that stock-based incentives through stock options and restricted stock awards ensure that our executive officers have a continuing stake in our long-term success. We have issued stock options to our executive officers under our 2003 Stock Option Plan (sometimes hereinafter referred to as the “2003 Plan”) and 2006 Equity Incentive Plan (sometimes hereinafter referred to as the “2006 Plan” and the 2003 Plan and 2006 Plan, together are sometimes hereinafter referred to as the “Plans”) and outside of any formal plan. Stock option awards are principally given at the start of employment with vesting complete by the end of the officer’s second anniversary of employment.

The Board adopted the Plans to give us greater ability to attract, retain, and motivate our officers and key employees and are intended to provide us with the ability to provide incentives that are more directly linked to the success of our business and increases in shareholder value. Our Board determined that options issuable pursuant to the 2003 Plan will be utilized solely for the purpose of granting incentive stock options, or ISOs, for employees. Subject to the terms and conditions of the 2003 Plan, the Committee determines the recipients, grant dates, the numbers and types of stock options to be granted and the terms and conditions of the stock options, including the option term, vesting schedule and exercise price.

Our 2006 Plan provides for the grant of ISOs, nonqualified stock options, restricted stock awards, restricted stock units and stock appreciation rights, which may be granted to our employees (including officers), directors and consultants, to retain the services of participants, to secure and retain the services of new members of this group and to provide incentives for such persons to exert maximum efforts for the success of the Company. Each award is subject to an agreement between the Company and the recipient of the grant reflecting the terms and conditions of the award. Subject to the terms of the 2006 Plan, the Committee determines recipients, grant dates, the numbers and types of stock awards to be granted and the terms and conditions of the stock awards, including the period of their exercisability and vesting. The Committee also determines the exercise price of options granted, the purchase price for restricted stock and restricted stock units, and, if applicable, the strike price for stock appreciation rights.

Employee Benefits. Our executive officers participate in the same employee benefit programs (health and dental insurance) as other employees, and on the same basis with our other employees.

Timing of Compensation Decisions

Salary adjustments and bonus awards have typically been made at the Committee and Board meetings held in January. Adjustments to salary and bonus awards are based on the individual executive officer’s performance in the prior fiscal year and are awarded in January.

Individual Executive Officers

Each executive officer is considered individually in the compensation setting process. In setting cash compensation, the primary factors are the scope of the executive officer’s duties and responsibilities, the executive officer’s performance of those duties and responsibilities, the executive officer’s experience level and tenure with us, and a general evaluation of the competition in the market for skilled executives with the executive officer’s experience. Long-term equity incentives are focused largely on retention of our executive officers and matching the financial interests of our executive officers with those of our shareholders.

Summary Compensation Table

The following table sets forth, for the years ended December 31, 2006 and 2005, compensation awarded to, earned by or paid to our Chief Executive Officer, Chief Financial Officer and Executive Vice President of Business Development (collectively, the “Named Executive Officers”).

SUMMARY COMPENSATION TABLE
FOR THE FISCAL YEAR ENDED DECEMBER 31, 2006

Name and Principal Position	Year	Salary ($)	Bonus ($)		Stock Awards ($)	Option Awards ($)	All Other Compensation ($)	Total ($)
Robert L. Russell,	2006	$220,750	$225,000	[4]	-	$81,020	-	$526,770
President and Chief Executive Officer[1]	2005	$61,500	$346,154	[5]	-	-	-	$407,654

Henry A. Miller,	2006	$212,128	-		-	$817,507	-	$1,029,635
Senior Counsel and Chief Financial Officer[2]	2005	-	-		-	-	-	-

Robert L. Dumont,	2006	$166,000	$135,000	[4]	-	$43,754	-	$344,754
Executive Vice President of Business	2005	$90,000	$197,368	[5]	-	$94,821	-	$382,189
Development, interim Chief Financial Officer[3]
____________________
1 As of January 30, 2007, Mr. Russell no longer serves as President and Chief Executive Officer, but rather as Executive Director and Chairman of the Board.
2 Mr. Miller served as Senior Counsel and Chief Financial Officer until December 13, 2006, and his employment terminated on January 30, 2007.
3 As of July 13, 2007, Mr. Dumont resigned his positions with the Company.
4 Bonus amount earned for the year ended December 31, 2006 was paid in February 2007.
5 Bonus amount earned for the year ended December 31, 2005 was paid in April 2006.
6 Does not include payments and stock based awards made in 2007 for services rendered in 2006 because such payments were not awards under a non-equity incentive plan within the meaning of Item 402 of Regulation S-K.

Grant of Plan-Based Awards

The following table sets forth information concerning individual grants of plan-based awards made during the year ended December 31, 2006 to the Named Executive Officers.

GRANTS OF PLAN-BASED AWARDS

Name	Grant Date	All Other Stock Awards: Number of Shares or Stock or Units[1] (#)	All Other Option Awards: Number of Securities Underlying Options (#)	Exercise or Base Price of Option Awards[2] ($ / Sh)	Closing Price on Grant Date ($ / Sh)	Grant Date Fair Value of Stock and Option Awards[3] ($)
Robert L. Russell, President and Chief Executive Officer [4]	04/05/2006	50,000		$2.80	$2.80	$81,020

Henry A. Miller, Senior Counsel and Chief Financial Officer [5]	04/21/2006	600,000		$3.32	$3.32	$817,507

Robert L. Dumont, Executive Vice President of Business Development, interim Chief Financial Officer[6]	_____	_____		_____	_____	_____
_______________________

1 Awards have been made under the Idaho General Mines, Inc. 2003 Stock Plan and outside of any plan.
2 Exercise or base price is determined by the closing market price of the stock on the day before the grant date.
3 The fair value is calculated using the Black Scholes value on the grant date.
4 Stock option was made to Mr. Russell in his capacity as a director, and vests immediately upon grant.
5 Stock option was granted at the start of employment, all of which vested upon Mr. Miller’s termination of employment on January 30, 2007.
6 As of July 13, 2007, Mr. Dumont resigned his position with the Company.

Outstanding Equity Awards at Fiscal Year-End

The following table sets forth information concerning the unexercised options, stock that has not vested and equity incentive plan awards for each of the Named Executive Officers as of the year ended December 31, 2006.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END

	Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)		Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)

Robert L. Russell, President and Chief Executive Officer	250,000 50,000 20,000 100,000 50,000	- - - - -	$ $ $ $ $	0.165 0.44 0.75 0.75 2.80	03/09/2011 09/27/2009 11/11/2009 11/11/2009 04/04/2011

Henry A. Miller, Senior Counsel and Chief Financial Officer [1]	200,000	200,000 200,000	$ $ $	3.32 3.32 3.32	04/20/2011 04/20/2012 04/20/2013

Robert L. Dumont, Executive Vice President of Business Development, interim Chief Financial Officer[2]		200,000		$0.72	01/01/2012

_______________________

1 All of the unvested options vested upon termination of Mr. Miller’s employment on January 30, 2007 and all unexercised options expired on April 30, 2007.
2 All of the unvested options vested upon termination of Mr. Dumont’s employment on July 13, 2007 and all unexercised options expire on October 12, 2007.

Option Exercises and Stock Vested

The following table sets forth information concerning each exercise of stock options and stock vested for the year ended December 31, 2006 for each of the Named Executive Officers as of the year ended December 31, 2006.

OPTION EXERCISES AND STOCK VESTED

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)

Robert L. Russell, President and Chief Executive Officer	-	-

Henry A. Miller, Senior Counsel and Chief Financial Officer	-	-

Robert L. Dumont, Executive Vice President of Business Development, interim Chief Financial Officer	450,000	$1,116,000

Potential Payments Upon Termination or Change-In-Control

Potential payments upon termination or change in control for Mr. Russell and Mr. Hansen are set forth in their respective employment agreements, described below. Mr. Miller’s employment terminated on January 30, 2007. Upon termination, Mr. Miller was paid two times his annual salary plus an amount to cover taxes, totaling $543,275.

In addition, in the event of a change in control as defined in the Plans, all outstanding options and other awards under the Plans may be assumed, continued or substituted for by any surviving or acquiring entity. If the surviving or acquiring entity elects not to assume, continue or substitute for such awards, the vesting of such awards held by award holders whose service with us or any of our affiliates has not terminated will be accelerated and such awards will be fully vested and exercisable immediately prior to the consummation of such transaction, and the stock awards shall automatically terminate upon consummation of such transaction if not exercised prior to such event.

Employment Agreements

The following is a summary of the employment agreements that were in effect between us and each of the Named Executive Officers during the last fiscal year. In January 2007, we entered into amended and restated employment agreements with two of our Named Executive Officers and with Bruce D. Hansen who was elected as our Chief Executive Officer. In June 2007, the Board voided the Amended and Restated Employment Agreement with Robert L. Russell and the terms of the March 2005 Agreement were confirmed. These agreements are also summarized below.

Robert L. Russell

On March 31, 2005, we entered into an employment agreement with Robert L. Russell to serve as our President and Chief Executive Officer for a term of three years. The agreement provides that Mr. Russell will be paid a base salary of $180,000 per year, subject to annual increases at the discretion of the Board. In March 2006, Mr. Russell’s annual base salary was increased to $225,000 as a result of meeting corporate funding goals. In January 2007, Mr. Russell’s annual base salary was increased to $350,000. In addition to base salary, Mr. Russell is eligible to receive a discretionary cash performance bonus in an amount, if any, as determined by the Board in its sole discretion. If a change of control occurs, Mr. Russell is entitled to a bonus of not less than 30% of his base salary and any unvested stock options or restricted stock will vest immediately. In addition, upon a change of control Mr. Russell is entitled to an additional equity award that is equal to the stake that he beneficially owns at the time of the change of control. Upon termination without cause, all unvested stock options vest immediately and Mr. Russell is entitled to thirty-six months’ salary and a bonus that is the greater of 100% of the target bonus for the year or any bonus earned for each year in the prior twenty-four month period.

Bruce D. Hansen

On January 30, 2007, we entered into an employment agreement with Bruce D. Hansen to serve as our Chief Executive Officer for a term of three years. Under this agreement, Mr. Hansen is paid an annual base salary of $350,000, subject to annual review and adjustment by the Board. Mr. Hansen is also eligible to receive a discretionary cash performance bonus in an amount, if any, as determined by the Board from time to time. In addition, Mr. Hansen was granted a stock option to purchase 750,000 shares of stock, of which 500,000 shares vested upon grant and 250,000 shares vest on the first anniversary of the grant. Mr. Hansen was also granted a restricted stock award of 250,000 shares, the vesting of which is tied to the completion of financings by the Company. Upon the completion of an equity or debt financing that raises capital to commence production at the Mt. Hope Mine, Mr. Hansen is entitled to a cash payment of $1,000,000 upon satisfactory completion of the financing. If a change of control occurs, Mr. Hansen will be entitled to three years of annual base salary and all unvested stock options and awards will accelerate as to vesting. If Mr. Hansen terminates his employment for “Good Reason,” which includes substantial diminution of Mr. Hansen’s duties, a direction to Mr. Hansen that would violate local, state or federal law, or a failure by the Company to pay Mr. Hansen’s base salary, Mr. Hansen is entitled to his annual base salary as of the date of termination, together with one year of his base salary.

Director Compensation

The following table sets forth information concerning compensation paid for the year ended December 31, 2006 to directors who were not employees. Mr. Russell, who is an employee, does not receive any separate cash compensation as a director. His compensation is fully reflected in the Summary Compensation Table and, as appropriate, in the other tables above.

DIRECTOR COMPENSATION

Name	Fees Earned or Paid in Cash ($)	Option Awards ($)	All Other Compensation ($)	Total ($)
John B. Benjamin	$6,000	$81,020	-	$87,020
Ricardo M. Campoy	$4,000	$74,796	-	$78,796
R. Llee Chapman	$9,500	$81,020	-	$90,520
Richard F. Nanna	$7,750	$81,020	-	$88,770
Roy A Pickren, Jr.	$3,000	$74,796	-	$77,796
Gene W. Pierson	$6,000	$81,020	-	$87,020
Norman A. Radford	$6,000	$81,020	-	$87,020
R. David Russell	$6,500	$81,020	-	$87,520

In July 2007, the Compensation Committee and the Board approved a new director compensation plan under which directors will receive $6,000 per year in cash compensation, plus a cash payment of $1,000 for each Board meeting they attend in person or by telephone. Additionally, the Chairman of the Board receives an additional cash payment of $2,500 per quarter. Each committee member receives a cash payment of $500 per meeting attended in person or by telephone and the chairman of each committee receives an additional cash payment of $1,000 per quarter. Directors also receive a bi-annual grant of 40,000 restricted shares that vest over a two year period. The Chairman of the Board receives an additional bi-annual grant of an additional 10,000 restricted shares that vest over a two year period. The director compensation plan was based on an assumed share price of approximately $8.00 per share and the share compensation will be adjusted upward or downward, in the discretion of the Compensation Committed, if the Company’s share price is materially below or above $8.00 per share at the time of an award.

VOTING SECURITIES AND PRINCIPAL HOLDERS

The following table sets forth information as of August 3, 2007 regarding the ownership of our Common Stock by:

•	each person who is known by us to own more than 5% of our shares of common stock;
•	each of our named executive officers and directors; and
•	all of our executive officers and directors as a group.

The number of shares beneficially owned and the percentage of shares beneficially owned are based on 56,334,005 shares of common stock outstanding as of August 3, 2007.

For the purposes of the information provided below, beneficial ownership is determined in accordance with the rules of the SEC, and for each person includes shares that person has the right to acquire within 60 days following August 3, 2007 subject to options, warrants or similar instruments. Except as indicated in the footnotes to these tables, and as affected by applicable community property laws, all persons listed have sole voting and investment power for all shares shown as beneficially owned by them.

Name(1)	Number of Shares	Percent of Voting Stock
Bruce D. Hansen (2)	850,000	1.5%
David A. Chaput (3)	150,000	*
Robert L. Russell (4)	2,556,974	4.5%
John B. Benjamin (5)	343,000	*
Ricardo Campoy (6)	214,166	*
Mark A. Lettes (7)	33,333	*
Richard Nanna (8)	518,003	*
Gene W. Pierson (9)	286,000	*
Norman A. Radford (10)	243,975	*
R. David Russell (11)	1,250,070	2.2%
CCM Master Qualified Fund, Ltd.(12)
Coghill Capital Management, LLC(12)
Clint D. Coghill (12)	15,910,485	25.8%
Citadel Limited Partnership (13)	3,391,253	6.0%
Sprott Asset Management Inc (14)	4,852,941	8.3%
Directors and executive officers as a group (10 persons)(15)	6,445,521	10.7%
___________
* Less than 1%.
(1)	The address for our directors and officers is 1726 Cole Blvd, Suite 115, Lakewood, CO 80401.
(2)	Includes 500,000 shares issuable upon the exercise of vested options and 250,000 shares in restricted stock grants.
(3)	Includes 150,000 shares issuable upon the exercise of vested options.
(4)	This does not include any shares issuable to Robert Russell in the event of a change of control of the Company or upon other events pursuant to the terms of Mr. Russell’s employment agreement.
(5)	Includes 190,000 shares issuable upon the exercise of vested options.
(6)	Includes 116,666 shares issuable upon the exercise of vested options.
(7)	Includes 33,333 shares issuable upon the exercise of vested options.
(8)	Includes 220,000 shares issuable upon the exercise of vested options.
(9)	Includes 220,000 shares issuable upon the exercise of vested options.
(10)	Includes 172,500 shares issuable upon the exercise of vested options.
(11)	Includes 290,000 shares issuable upon the exercise of vested options.
(12)
Based on a Form 4 filed with the SEC on June 4, 2007.  Includes 5,380,728 shares issuable upon the exercise of a warrant.  The address for these persons is 1 N. Wacker Dr. Ste. 4350, Chicago, IL 60606.  Such persons disclaim beneficial ownership of the securities except to the extent of their pecuniary interest therein.

(13)	Based on a Schedule 13G filed with the SEC on April 16, 2007. The address for this Shareholder is 131 S. Dearborn Street, 32nd Floor, Chicago, Illinois 60603.
(14)	Based on a Schedule 13G filed with the SEC on May 10, 2007. The address for this Shareholder is Suite 2700, South Tower, Royal Bank Plaza, Toronto, ON M5J 2J1.
(15)	Includes 1,892,499 shares issuable upon the exercise of vested options and 250,000 shares in restricted stock grants.

Independent Accountant

Williams & Webster, P.S. (“Williams & Webster”) was selected by our Board as the Company’s independent accountant for the fiscal year ending December 31, 2006. Representatives of Williams & Webster will not be present at the Annual Meeting.

Audit Fees

The aggregate fees billed for professional services rendered by the Company’s principal accountant for the audit of the Company’s annual financial statements for the fiscal years ended December 31, 2006, 2005 and 2004 were $27,500, $21,197 and $19,643, respectively.

Audit-Related Fees

There were no fees billed in the last three fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit or review of the Company’s financial statements except as set forth in the preceding paragraph.

Tax Fees

There were no fees billed in the last three fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning.

All Other Fees

The Company incurred no fees from the principal accountant during the last two fiscal years for products and services other than as set forth above.

Policy on Audit Committee Pre-Approval of Audit and Non-Audit Services of Independent Auditors

The Audit and Finance Committee is responsible for appointing, setting compensation and overseeing the work of the independent auditors. The Audit and Finance Committee has established a policy regarding pre-approval of all audit and non-audit services provided by the independent auditors. On an ongoing basis, management communicates specific projects and categories of services for which advance approval of the Audit and Finance Committee is requested. The Audit and Finance Committee reviews these requests and advises management if the Audit and Finance Committee approves the engagement of the independent auditors for specific projects. On a periodic basis, management reports to the Audit and Finance Committee regarding the actual spending for such projects and services compared to the approved amounts. The Audit and Finance Committee may also delegate the ability to pre-approve audit and permitted non-audit services to a subcommittee consisting of one or more Audit and Finance Committee members, provided that any such pre-approvals are reported on at a subsequent Audit and Finance Committee meeting.

PROPOSAL 2: APPROVAL OF THE REINCORPORATION OF THE COMPANY
INTO THE STATE OF DELAWARE.

Introduction

For the reasons set forth in “Principal Reasons for the Reincorporation Proposal” below, the Board of Directors of the Company believes that it is advisable and in the best interests of the Company and its stockholders to change the state of incorporation of the Company from Idaho to Delaware. The Company proposes to accomplish the reincorporation in Delaware by merging the Company into a newly formed wholly-owned subsidiary of the Company that is incorporated in Delaware (the “reincorporation merger”). The name of the Delaware corporation, which will be the successor to the Company in the reincorporation merger, is General Moly, Inc. This proxy statement refers to Idaho General Mines, Inc., the Idaho corporation, as “Idaho General Mines, Inc.” or the “Company” and to General Moly, Inc., the Delaware corporation, as “General Moly” or the “surviving corporation.”

General Moly was incorporated under Delaware law in August 2007 under the name “General Moly, Inc.” As of the date and time immediately prior to the effective date of the reincorporation merger, if the reincorporation merger is effected, General Moly will not have any material assets or liabilities and will not have carried on any material business.

As discussed in “Principal Reasons for the Reincorporation Proposal,” management believes that reincorporation in Delaware is beneficial to the Company because Delaware corporate law is more comprehensive, widely used and extensively interpreted than other state corporate laws, including Idaho corporate law. Further, management believes that Delaware law is better suited than Idaho law to protect stockholders’ interests in the event of an unsolicited takeover attempt. The Company, however, is not aware that any person is currently attempting to acquire control of the Company, to obtain representation on the Board of Directors of the Company or take any action that would materially affect the governance of the Company.

The Reincorporation Merger

The reincorporation merger would be effected pursuant to the merger agreement in substantially the form attached as Exhibit A. Upon completion of the reincorporation merger, the Company would cease to exist as a corporate entity and General Moly, which would be the surviving corporation, would continue to operate the business of the Company under the name General Moly, Inc. The discussion of the reincorporation merger set forth below is qualified in its entirety by reference to the attached merger agreement.

Pursuant to the merger agreement, each outstanding share of common stock, par value $.001 per share, of Idaho General Mines, Inc. would be converted automatically into one share of common stock, par value $.001 per share, of General Moly upon the effective date of the reincorporation merger. Each stock certificate representing issued and outstanding shares of common stock of Idaho General Mines, Inc. would continue to represent the same number of shares of common stock of General Moly. If Idaho General Mines, Inc. and General Moly effect the reincorporation merger, stockholders of Idaho General Mines, Inc. would not need to exchange their existing stock certificates of Idaho General Mines, Inc. for stock certificates of General Moly. Stockholders may, however, exchange their certificates if they choose to do so. Assuming that Idaho General Mines, Inc. and General Moly effect the reincorporation merger, the surviving corporation may decide to issue substitute stock certificates in the future to replace the current certificates that are outstanding. If the surviving corporation were to decide to issue substitute stock certificates, the surviving corporation would notify its stockholders.

Pursuant to the merger agreement, Idaho General Mines, Inc. and General Moly agree to take all actions that Delaware law and Idaho law require for Idaho General Mines, Inc. and General Moly to effect the reincorporation merger. General Moly also agrees, if required, to qualify to do business as a foreign corporation in the states in which Idaho General Mines, Inc. is qualified to do business before Idaho General Mines, Inc. and General Moly effect the reincorporation merger.

The merger agreement provides that the respective obligations of Idaho General Mines, Inc. and General Moly under the merger agreement are subject to the following conditions:

•	The stockholders of Idaho General Mines, Inc. have approved, the merger agreement; and
•
No court or governmental authority, whether by statute, rule, regulation, executive order, decree, ruling, injunction or other order, has prohibited, restrained, enjoined or restricted the consummation of the reincorporation merger.

As soon as reasonably practicable after the reincorporation merger, General Moly will seek to cause the American Stock Exchange (“AMEX”) to quote the common stock of the surviving corporation under the symbol “GMO”, which is the same symbol as AMEX currently lists Idaho General Mines, Inc.’s common stock.

If Idaho General Mines, Inc. and General Moly effect the reincorporation merger, all employee benefit plans (including stock option and other equity-based plans) of Idaho General Mines, Inc. would be continued by the surviving corporation, and each stock option and other equity-based award issued and outstanding pursuant to such plans would be converted automatically into a stock option or other equity-based award with respect to the same number of shares of common stock of the surviving corporation, upon the same terms and subject to the same conditions as set forth in the applicable plan under which the award was granted and in the agreement reflecting the award.

If the stockholders of Idaho General Mines, Inc. approve the reincorporation merger, the Company and General Moly plan to effect the reincorporation merger as soon as practicable after the 2008 Annual Meeting. The merger agreement provides that the Board of Directors of either Idaho General Mines, Inc. or General Moly may abandon the reincorporation merger for any reason, notwithstanding shareholder approval. If the stockholders do not approve the reincorporation merger, Idaho General Mines, Inc. and General Moly would not consummate the merger and Idaho General Mines, Inc. would continue to operate as an Idaho corporation.

Under Idaho law, stockholders of Idaho General Mines, Inc. will not have appraisal rights with respect to the reincorporation proposal. See “Dissenters’ or Appraisal Rights” below.

Vote Required for the Reincorporation Proposal

Idaho law requires the affirmative vote of a majority of the votes entitled to be cast by the holders of common stock of Idaho General Mines, Inc. to approve the merger agreement pursuant to which Idaho General Mines, Inc. and General Moly would effect the reincorporation merger. Abstentions and broker non-votes will have the same effect as votes against the reincorporation proposal. A vote in favor of the reincorporation proposal is a vote to approve the merger agreement and therefore the reincorporation merger. A vote in favor of the reincorporation proposal is also effectively a vote in favor of the Certificate of Incorporation of General Moly and the Bylaws of General Moly. If the stockholders approve the merger agreement and the reincorporation merger becomes effective, the Certificate of Incorporation of General Moly (“Delaware Certificate”) and the Bylaws of General Moly (“Delaware Bylaws”) in effect immediately prior to the effective date of the reincorporation merger would respectively become the certificate of incorporation and bylaws of the surviving corporation. The forms of the Delaware Certificate and the Delaware Bylaws are attached as Exhibits B and C, respectively.

Principal Reasons for the Reincorporation Proposal

The Company was originally incorporated in Idaho on January 24, 1925. The incorporators chose to incorporate in the State of Idaho because the laws of Idaho were suitable for the Company’s operations at the time. For many years, Delaware has followed a policy of encouraging incorporation in Delaware and, in furtherance of that policy, has been the leader in adopting, construing and implementing comprehensive, flexible corporate laws that are responsive to the legal and business needs of the corporations organized under Delaware law. Unlike most states, including Idaho, Delaware has established progressive principles of corporate governance that the Company could draw upon when making business and legal decisions. In addition, any direct benefit that Delaware law provides to corporations indirectly benefits the stockholders, who are the owners of the corporations. Because Delaware law is responsive to the needs of stockholders, Delaware law also directly benefits stockholders. For these reasons, the Company has determined that Delaware law would better suit the current needs of the Company and its stockholders than Idaho law does.

To take advantage of Delaware’s flexible and responsive corporate laws, many corporations choose to incorporate initially in Delaware or choose to reincorporate in Delaware, as Idaho General Mines, Inc. proposes to do. In general, the Company believes that Delaware provides a more appropriate and flexible corporate and legal environment in which to operate than currently exists in the State of Idaho and that the Company and its stockholders would benefit from such an environment. The Board of Directors of the Company has considered the following benefits available to Delaware corporations in deciding to propose reincorporation in Delaware:

•	the General Corporation Law of the State of Delaware, which is generally acknowledged to be the most advanced and flexible corporate statute in the country;
•	the responsiveness and efficiency of the Division of Corporations of the Secretary of State of Delaware, which uses modern computer technology;
•
the Delaware General Assembly, which each year considers and adopts statutory amendments that the Corporation Law Section of the Delaware State Bar Association proposes in an effort to ensure that the corporate statute continues to be responsive to the changing needs of businesses;

•
the Delaware Court of Chancery, which handles complex corporate issues with a level of experience and a degree of sophistication and understanding unmatched by any other court in the country, and the Delaware Supreme Court, which is highly regarded; and

•
the well-established body of case law construing Delaware law, which has developed over the last century and which provides businesses with a greater degree of predictability than most, if not all, other jurisdictions provide.

Additionally, management believes that, as a Delaware corporation, the Company would be better able to continue to attract and retain qualified directors and officers than it would be able to as an Idaho corporation, in part, because Delaware law provides more predictability with respect to the issue of liability of directors and officers than Idaho law does. The increasing frequency of claims against directors and officers that are litigated has greatly expanded the risks to directors and officers of exercising their respective duties. The amount of time and money required to respond to and litigate such claims can be substantial. Although Idaho law and Delaware law both permit a corporation to include a provision in the corporation’s articles or certificate, as the case may be, of incorporation that in certain circumstances reduces or limits the monetary liability of directors for breaches of their fiduciary duty of care, Delaware law, as stated above, provides to directors and officers more predictability than Idaho does and, therefore, provides directors and officers of a Delaware corporation a greater degree of comfort as to their risk of liability than that afforded under Idaho law.

Idaho Statutory Provisions
We are subject to the Idaho Control Share Acquisition Law, which is designed to protect minority shareholders in the event that a person acquires or proposes to acquire, directly or indirectly, by tender offer or otherwise, shares giving it at least 20%, at least 33 1/3% or more than 50% of the voting power in the election of directors. This law applies to a publicly held Idaho corporation which has at least 50 shareholders unless a provision in the corporation's bylaws or articles, adopted in accordance with this law, makes an express election not to be subject to this law. We do not have any such provisions in our articles or bylaws.

Under the Idaho Control Share Acquisition Law, an acquiring person is required to deliver to the corporation an information statement disclosing, among other things, the identity of the person, the terms of the acquisition or proposed acquisition, and the financing of this acquisition. An acquiring person cannot vote those shares acquired in a control share acquisition that exceed one of the cited thresholds unless a resolution approved by 66 2/3% of the voting power of all shares entitled to vote thereon, excluding shares held by the acquirer or an officer or director, approves of such voting power. At the request of the acquiring person, such a resolution must be put forth before shareholders at a special meeting held within 55 days after receipt of the information statement, provided that the acquiring person undertakes to pay the costs of the special meeting and delivers to the corporation copies of definitive financing agreements with responsible entities for any required financing of the acquisition. If an information statement has not been delivered to the corporation by the 10th day after the acquirer obtains shares in excess of one of the above thresholds, or the shareholders of the corporation have voted not to accord voting rights to the acquirer's shares, the corporation may redeem all, but not less than all, of the acquirer's shares at fair market value. Shares that are not accorded voting rights pursuant to this law regain their voting rights when acquired by another person in an acquisition that is not subject to this law.

We are also subject to the Idaho Business Combination Act, which prohibits a publicly held corporation from engaging in certain business combinations with an "interested shareholder" for a period of three years after the date of the transaction in which the person became an interested shareholder unless, among other things, (i) the corporation's articles of incorporation or bylaws include a provision, adopted in accordance with this law, that expressly provides that the corporation is not subject to the statute (we do not have any such provisions in our articles or bylaws), or (ii) a committee of the corporation's board of directors approves of the business combination or the acquisition of the shares before the date such shares were acquired. After the three year moratorium period, the corporation may not consummate a business combination unless, among other things, it is approved by the affirmative vote of the holders of at least two-thirds of the outstanding shares, other than those beneficially owned by the interested shareholder or an affiliate or associate thereof, entitled to vote or the business combination meets certain minimum price and form of payment requirements. An interested shareholder is defined to include, with certain exceptions, any person who is the beneficial owner of 10% or more of the voting power of the outstanding voting shares of the corporation. Business combinations subject to this law include certain mergers, consolidations, recapitalizations, and reverse share splits.

The application of the Idaho Control Share Acquisition Law and the Idaho Business Combination Law may have the effect of delaying, deferring or preventing a change of control of the Company.

Anti-Takeover Implications

Delaware, like many other states, permits a corporation to include in its certificate of incorporation or bylaws or to otherwise adopt measures designed to reduce a corporation’s vulnerability to unsolicited takeover attempts. The Board of Directors of the Company, however, is not proposing the reincorporation merger to prevent a change in control of the Company and is not aware of any present attempt by any person to acquire control of the Company or to obtain representation on the Company’s Board of Directors.

With respect to implementing defensive strategies, Delaware law is preferable to Idaho law because of the substantial judicial precedent on the legal principles applicable to defensive strategies. As an Idaho corporation or a Delaware corporation, the Company could implement some of the same defensive measures. As a Delaware corporation, however, the Company would benefit from the predictability of Delaware law on such matters.

No Change in the Board Members, Business, Management, or Employee Benefit Plans

The reincorporation proposal would effect only a change in the legal domicile of the Company and certain other changes of a legal nature, the most significant of which are described in this proxy statement. The proposed reincorporation merger would NOT result in any change in the business, management, fiscal year, assets or liabilities, or employee benefit plans. Assuming that Idaho General Mines, Inc. and General Moly effect the reincorporation merger, the directors and officers of Idaho General Mines, Inc. immediately prior to the effective date of the reincorporation merger will continue to be the directors and officers of the surviving corporation. All employee benefit plans (including stock option and other equity-based plans) of Idaho General Mines, Inc. would be continued by the surviving corporation, and each stock option and other equity-based award issued and outstanding pursuant to such plans would automatically be converted into a stock option or other equity-based award with respect to the same number of shares of the surviving corporation, upon the same terms and subject to the same conditions as set forth in the applicable plan under which the award was granted and in the agreement reflecting the award. Approval of the reincorporation proposal would constitute approval of the assumption of these plans by the surviving corporation. Assuming Idaho General Mines, Inc. and General Moly effect the reincorporation merger, the surviving corporation would continue other employee benefit arrangements of Idaho General Mines, Inc. upon the terms and subject to the conditions currently in effect.

Adoption of Staggered Board

The default rule in Delaware is that each director shall hold office until the next annual meeting of stockholders (and until such director’s successor is elected and qualified) or until such director’s earlier resignation or removal. However, Delaware law will allow the Company’s certificate of incorporation or bylaws to provide for staggering the terms of directors by dividing the total number of directors into groups.

General Moly’s bylaws divide the Board of Directors of the Company into three classes, Class I, Class II and Class III. The directors in each class will hold office for staggered terms of three years each, after the initial terms of one year, two years and three years, respectively. As such, the terms of the Board members in Class I, Class II, and Class III will expire the later of the annual stockholder meetings held in  2008, 2009 and 2010, respectively, (and until his or her successor is elected and qualified) or until his or her earlier death, resignation, retirement or removal. The Board of Directors has set the number of the Class I directors at three; Class II at two; and Class III at two. Upon consummation of the reincorporation merger, the classes of the Board will consist of the following individuals: Class I membership - Gene W. Pierson, Norman A. Radford and Richard Nanna; Class II membership - R. David Russell and Ricardo Campoy; and Class III membership - Mark A. Lettes and Bruce D. Hansen.

Comparison of Shareholder Rights Before and After the Reincorporation Merger

There are significant similarities between the Delaware Certificate and the Company’s Amended and Restated Articles of Incorporation (“Idaho Articles”). For example, both the Delaware Certificate and the Idaho Articles provide for the authorization of 200,000,000 shares of common stock and 10,000,000 shares of preferred stock.

Set forth below is a description that summarizes some significant differences in the rights of the stockholders of the Company before and after the reincorporation merger is effective as a result of the differences between Idaho law, the Idaho Articles and the Idaho Bylaws, on the one hand, and Delaware law, the Delaware Certificate and the Delaware Bylaws, on the other hand. The summary of the differences is significant because if the stockholders of Idaho General Mines, Inc. approve the reincorporation proposal and the reincorporation merger becomes effective, the Delaware Certificate and the Delaware Bylaws in effect immediately prior to the effective date of the reincorporation merger would become the certificate of incorporation and bylaws of the surviving corporation. The Delaware Certificate and the Delaware Bylaws are attached as Exhibits B and C, respectively. All statements in this proxy statement concerning such documents are qualified by reference to the complete provisions of the documents. In addition to the differences described below, the Delaware Certificate and the Delaware Bylaws include certain technical differences from the Idaho Articles and Idaho Bylaws to reflect insignificant differences between Delaware law and Idaho law. The description below is not intended to be relied upon as a complete description of the differences, and is qualified in its entirety by reference to Idaho law, Delaware law, the Idaho Articles and Idaho Bylaws, and the Delaware Certificate and Delaware Bylaws.

Removal of Directors

The Idaho Business Corporation Act (the “IBCA”) provides that the shareholders may remove one or more directors with or without cause (unless the articles of incorporation provide that the directors may be removed only for cause) at a meeting called for the purpose of removing the director where the meeting notice stated such purpose. If a director is elected by a voting group of shareholders, only the shareholders of that voting group may participate in the vote to remove. If cumulative voting is authorized, a director may not be removed if the number of votes sufficient to elect the director under cumulative voting is voted against the director’s removal. If cumulative voting is not authorized, a director may be removed only if the number of votes cast to remove the director exceeds the number of votes cast not to remove. The Idaho Articles prohibit cumulative voting.

Delaware law provides that a director may be removed with or without cause by the holders of a majority in voting power of the issued and outstanding stock entitled to vote, except that (1) members of a classified board of directors may be removed only for cause, unless the certificate of incorporation provides otherwise (which the Delaware Certificate does not so provide), and (2) in the case of a corporation having cumulative voting, directors may not be removed in certain situations without satisfying certain stockholder approval requirements.

Unlike the Idaho Bylaws, the Delaware Bylaws include a provision that allows directors to only be removed for cause and Delaware law does not provide a statutory mechanism for removing directors by judicial proceedings.

Filling Vacancies on the Board of Directors

The IBCA provides that, unless the articles of incorporation provide otherwise, a vacancy on the board of directors may be filled by the shareholders or by the directors remaining in office. If a vacant office was held by a director elected by a voting group of shareholders, only the shareholders of that voting group are entitled to vote to fill the vacancy if it is filled by a vote of the shareholders. The Idaho Bylaws require the board of directors to fill vacancies from among the Company’s shareholders.

The Delaware Certificate provides that the Board of Directors of General Moly may fill vacancies on General Moly’ Board of Directors (including vacancies resulting from an increase in the number of directors). As required by Delaware law, the Delaware Certificate provides that if a director is elected to fill a vacancy, the director would serve a term that expires upon the next election upon the conclusion for the class for which the director is appointed.

Amendments to the Charter and Bylaws

Generally, an amendment to the articles must be adopted by the board of directors and approved by shareholders at a meeting called for the purpose in which a quorum consisting of at least a majority of the votes entitled to be cast on the amendment is present. The articles or the resolution of the board adopting and recommending the amendment may require a higher threshold to pass the amendment.

Further, the IBCA provides that a corporation’s board of directors may amend or repeal the corporation’s bylaws unless: (i) the articles of incorporation reserve this power exclusively to the shareholders in whole or part; or (ii) the shareholders in amending or repealing a particular bylaw provide expressly that the board of directors may not amend or repeal that bylaw. The IBCA also provides that a corporation’s shareholders may amend or repeal the corporation’s bylaws even though the bylaws may also be amended or repealed by its board of directors.

Under Delaware law, unless the certificate of incorporation requires a greater vote, an amendment to the certificate of incorporation requires (1) the approval and recommendation of the board of directors, (2) the affirmative vote of a majority of the outstanding stock entitled to vote on the amendment, and (3) the affirmative vote of a majority of the outstanding stock of each class entitled to vote on the amendment as a class. Further, under Delaware law, stockholders have the power to adopt, amend or repeal bylaws by the affirmative vote of a majority of the outstanding stock entitled to vote at a meeting of stockholders unless the certificate of incorporation or the bylaws specify another percentage.

Limitation or Elimination of Directors’ Personal Liability

The IBCA permits the articles of incorporation to provide that no director shall be personally liable to the corporation or its shareholders for money damages for any action taken, or any failure to take any action, as a director; provided, however, that the liability of a director shall not be eliminated for (i) the amount of a financial benefit received by a director to which he is not entitled, (ii) an intentional infliction of harm on the corporation or the shareholders, (iii) the approval of an unlawful distribution by the corporation under the IBCA, or (iv) an intentional violation of criminal law. A party seeking money damages must also establish that harm suffered by the corporation was proximately caused by the director’s conduct.

The Idaho Article’s provide that a director will not be personally liable to the Company or its shareholders for monetary damages for conduct as a director except: (i) acts or omissions that involve intentional misconduct or a knowing violation of law; (ii) conduct that violates IBCA provisions pertaining to unpermitted distributions to shareholders or loans to directors; or (iii) any transaction from which the director will personally receive a benefit in money, property or services to which the director is not legally entitled.

The Delaware Certificate contains a provision limiting the liability of its directors in accordance with Delaware law. Under Delaware law, if a corporation’s certificate of incorporation so provides, the personal liability of a director for breach of fiduciary duty as a director may be eliminated or limited. A corporation’s certificate of incorporation, however, may not limit or eliminate a director’s personal liability (a) for any breach of the director’s duty of loyalty to the corporation or its stockholders, (b) for acts or omissions not in good faith or involving intentional misconduct or a knowing violation of law, (c) for the payment of unlawful dividends, stock repurchases or redemptions, or (d) for any transaction in which the director received an improper personal benefit.

Shareholder Voting

Under Idaho Law, certain extraordinary corporate actions, such as sales of the corporation’s assets that would leave it without a significant continuing business activity, dissolutions, mergers, and share exchanges require the approval of a majority of shareholders voting at a meeting in which a quorum is present. A majority of shareholders entitled to vote on the matter constitutes a quorum. If any class or series of shares is entitled to vote as a separate group on a plan of merger or share exchange, that voting group’s approval is required at a meeting at which a quorum of that voting group is present. If a corporation retains a business activity that represented at least 25% of its total assets at the end of the most recently completed fiscal year, and 25% of either income from continuing operations before taxes or revenues from continuing operations for that fiscal year the corporation will conclusively be deemed to have retained a significant continuing business activity.

Under Delaware law, in the absence of a specification in the corporation’s certificate of incorporation or bylaws, once a quorum is obtained, the affirmative vote of a majority of shares present in person or represented by proxy and entitled to vote on the subject matter is required for shareholder action; however, under Delaware law directors are elected by a plurality of votes present in person or represented by proxy and entitled to vote on the election of directors. However, under the Corporate Governance Guidelines adopted by the Board, the Company has adopted a majority voting requirement for election of directors. See Proposal 1 above for a description of the majority voting provision.

Delaware law generally requires that a merger or sale of assets be approved by a vote of a majority of the shares outstanding and entitled to vote on the transaction. However, Delaware law does not require a vote of the stockholders of the surviving corporation in a merger (unless the corporation provides otherwise in its certificate of incorporation, which the Delaware Certificate does not) if (a) the merger agreement does not amend the existing certificate of incorporation, (b) each share of the stock of the surviving corporation outstanding immediately before the effective date of the merger is an identical outstanding or treasury share after the merger, and (c) either no shares of common stock of the surviving corporation and no shares, securities or obligations convertible into such stock are to be issued or delivered under the plan of merger, or the authorized and unissued shares or the treasury shares of common stock of the surviving corporation to be issued or delivered under the plan of merger plus those initially issuable upon conversion of any other shares, securities or obligations to be issued or delivered under such plan do not exceed 20% of the shares of common stock of such constituent corporation outstanding immediately prior to the effective date of the merger.

The Idaho Bylaws provide that the affirmative vote of a majority of the voting stock issued and outstanding at any regular or special meeting of the shareholders to amend the Idaho Bylaws. The Delaware Bylaws generally provide that the affirmative vote of a majority of the voting stock issued and outstanding at any regular or special meeting of the shareholders to amend the Delaware Bylaws; however, certain provisions of the Delaware Bylaws may not be altered, amended or repealed in whole or in part, unless authorized by the affirmative vote of the holders of not less than eighty percent (80%) of the outstanding voting power entitled to vote, including the provisions relating to staggered board terms, director removal, indemnification, and shareholder meetings.

Dissenters’ or Appraisal Rights

Under the IBCA, appraisal rights are available in connection with the following actions in which shareholder approval is required: (a) an amendment to the articles that reduces the number of shares of a class owned by the shareholder to a fraction and the corporation has a right or obligation to repurchase the fractional share; (b) certain plans of merger or exchange; (c) a disposition of assets that would leave the corporation without a significant continuing business activity; or (d) any other amendment to the articles of incorporation, merger, share exchange or disposition of assets as provided by the corporation’s articles of incorporation, bylaws or action by the board of directors; provided, however, that Idaho law does not afford appraisal rights in connection with the actions described in clauses (a) through (c) to the holders of any class or series of shares that are (i) listed on the New York stock exchange or the American stock exchange or designated as a national market system security or (ii) not so listed or designated, but have at least 2,000 shareholders and the outstanding shares of such class or series have a market value of at least $20,000,000, exclusive of the value of such shares held by the corporation's subsidiaries, senior executives, directors or beneficial shareholders owning more than 10% of such shares.

Delaware law generally affords dissenters’ rights of appraisal with respect to stock of a corporation in a merger or consolidation. Delaware law, however, does not afford dissenters’ rights of appraisal with respect to (a) a sale of assets, (b) stock of a corporation surviving a merger if no vote of the stockholders is required to approve the merger under the circumstances set forth above in the section of this table entitled “Shareholder Voting” or (c) stock of a corporation in a merger or consolidation if the stock is (i) listed on a national securities exchange or designated as a national market system security or (ii) widely held (by more than 2,000 stockholders); provided, however, that the holders of stock described in clauses (c)(i) or (c)(ii) will be entitled to dissenters’ rights if such holders are required to accept for shares anything except stock in the surviving corporation or stock in any other corporation that is listed on a national securities exchange or designated as a national market system security or widely held.

Pursuant to Section 30-1-1302 of the IBCA, the shareholders of the Company will not be entitled to appraisal rights as a result of the reincorporation merger.

Accounting Treatment of the Reincorporation Merger

The reincorporation merger would be accounted for as a reverse merger whereby, for accounting purposes, the Company would be considered the acquiror and the surviving corporation would be treated as the successor to the historical operations of the Company. Accordingly, the historical financial statements of the Company, which the Company previously reported to the Securities and Exchange Commission on Forms 10-K and 10-Q, among other forms, as of and for all period through the date of this proxy statement, would be treated as the financial statements of the surviving corporation.

Regulatory Approval

To the Company’s knowledge, the only required regulatory or governmental approval or filings necessary in connection with the consummation of the reincorporation merger would be the filing of articles of merger with the Secretary of State of Idaho and the filing of a certificate of merger with the Secretary of State of Delaware.

Certain Federal Income Tax Consequences

The Company has been advised by its counsel, Kirkpatrick & Lockhart Preston Gates Ellis llp, that, for federal income tax purposes, no gain or loss would be recognized by the holders of the common stock of Idaho General Mines, Inc. as a result of the consummation of the reincorporation merger and no gain or loss would be recognized by Idaho General Mines, Inc. or General Moly. In addition, counsel has advised the Company that each former holder of common stock of Idaho General Mines, Inc. would have the same basis in the common stock of the surviving corporation received by such person pursuant to the reincorporation merger as such holder had in the common stock of Idaho General Mines, Inc. held by such person immediately prior to the consummation of the reincorporation merger, and such person’s holding period with respect to such common stock of the surviving corporation would include the period during which such holder held the corresponding common stock of Idaho General Mines, Inc., provided the latter was held by such person as a capital asset immediately prior to the consummation of the reincorporation merger.

State, local or foreign income tax consequences to stockholders may vary from the federal tax consequences described above. STOCKHOLDERS SHOULD CONSULT THEIR OWN TAX ADVISERS AS TO THE EFFECT OF THE REINCORPORATION MERGER UNDER APPLICABLE FEDERAL, STATE, LOCAL OR FOREIGN INCOME TAX LAWS.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR”
THE REINCORPORATION PROPOSAL 2

PROPOSAL 3: APPROVAL OF AN AMENDMENT TO THE COMPANY’S
2006 EQUITY INCENTIVE PLAN

At the 2006 Annual Meeting, the stockholders adopted the 2006 Equity Incentive Plan (the “2006 Plan”). Under the 2006 Plan, the maximum aggregate number of shares of common stock that may be issued pursuant to awards granted under the 2006 Plan is 3,500,000, plus any shares remaining available for grant under the Company’s 2003 Stock Option Plan (the “2003 Plan”). As of August 3, 2007, there were 1,260,000 shares of common stock available for issuance under the 2006 Plan. The Board of Directors has determined it is in the best interests of the Company to increase the number of shares available for awards under the 2006 Plan in order to provide a sufficient number of shares to attract and retain qualified employees as the Company transitions from development stage to operations, including mining, technical and other operations personnel, in the context of an extremely competitive market for such personnel. In light of the upcoming hiring needs necessary to commence operations, the Board of Directors has approved an amendment to the 2006 Plan to increase the aggregate number of shares authorized for issuance by 1,600,000, and such amendment is hereby submitted to the shareholders for approval.

As of August 3, 2007, the Company had 56,334,005 shares outstanding (excluding 11,945,265 shares issuable upon exercise of warrants outstanding on such date). As of August 3, 2007, (i) 2,310,000 shares of common stock were subject to outstanding awards under the 2006 Plan and 1,260,000 shares remained available for issuance thereunder (including the shares available under the 2003 Plan), (ii) 290,000 shares of common stock were subject to outstanding awards under the 2003 Plan and 360,000 shares remained available under the 2003 Plan (and are included in the preceding number available for issuance under the 2006 Plan), and (iii) 1,637,500 shares of common stock were subject to outstanding equity compensation awards entered into outside of either the 2003 Plan or 2006 Plan. Based on the foregoing, if Proposal 3 is approved and the 2006 Plan is amended, the total aggregate number of shares issued or issuable under the 2003 Plan and the 2006 Plan and pursuant to outstanding options granted outside of the Company’s equity compensation plans will represent 13.0% of the total outstanding shares (10.7% of outstanding shares assuming exercise of all outstanding warrants).

THE BOARD RECOMMENDS A VOTE “FOR” PROPOSAL 3

PROPOSAL 4: TO APPROVE AN AMENDMENT TO ACCELERATE THE
TERMINATION DATE OF THE SHAREHOLDER RIGHTS PLAN

In connection with the Company’s commitment to improve corporate governance practices, the Board has determined that it is advisable and in the best interests of the Company to amend the Company’s Shareholders Rights Agreement dated as of September 22, 2005, as amended from time to time (the “Rights Plan”), between the Company and Registrar and Transfer Company, to accelerate the termination of the Rights Plan to the close of business on October 4, 2007 or such other date as the 2007 Annual Meeting concludes. Accordingly, the Board of Directors hereby submits such amendment to the Rights Plan to the shareholders for approval.

THE BOARD RECOMMENDS A VOTE “FOR” PROPOSAL 4

ADDITIONAL SHAREHOLDER INFORMATION

Shareholder Proposals and Recommendations for Director Nominees for the 2008 Annual Meeting

If the 2008 Annual Meeting of shareholders is held on the same date in 2008 as the 2007 Annual Meeting was held, the Company will review shareholder proposals intended to be included in the Company’s proxy material for the 2008 Annual Meeting of Shareholders which are received by the Company at its principal executive offices no later than June 5, 2008. However, the Company currently intends to hold its 2008 Annual Meeting on an earlier date next year. The Company will provide a specific meeting date for the 2008 Annual Meeting promptly after it is determined by the Board of Directors. Proposals for the 2008 Annual Meeting must be received at least 120 days in advance of the meeting date (the “Proposal Cut-Off Date”). Assuming the 2008 Annual Meeting is held in June 2008, any shareholder proposal intended to be included in the Company’s proxy material for the 2008 Annual Meeting must be received by the Company at its principal executive offices no later February 2008. All such proposals must be submitted in writing. The Company will comply with SEC rules with respect to any proposal that meets its requirements.

A shareholder, or group of shareholders, that beneficially owned more than 5% of the Company’s common stock for at least one year as of the Proposal Cut-Off Date may recommend a nominee to the Nominating Committee of our Board of Directors. Any such written recommendation must be received by the Company no later than the Proposal Cut-Off Date, identify the candidate and the shareholder or shareholder group that has made the recommendation, and state that the shareholder or shareholder group has held the common stock for at least one year.

Shareholder proposals and recommendations for director nominees should be sent to Idaho General Mines, Inc. Board of Directors, c/o Corporate Secretary, 1726 Cole Blvd, Suite 115 Lakewood, CO 80401.

Annual Report

The Company’s Annual Report on Form 10-KSB for the year ended December 31, 2006, as amended, is being mailed to all shareholders with this proxy statement. Our Annual Report is part of the proxy solicitation materials for the Annual Meeting. Any shareholder that does not receive a copy of our Annual Report may obtain one by writing to the Corporate Secretary at the address above. The Company’s Form 10-KSB may also be accessed at SEC’s website at www.sec.gov.

Other Business

As of the date of this proxy statement, the Board of Directors is not aware of any matters that will be presented for action at the Annual Meeting other than those described above. However, if other business is properly brought before the Annual Meeting, the proxies will be voted on those matters at the discretion of the proxy holders.

By Order of the Board of Directors, /s/ Bruce D. Hansen Chief Executive Officer
Lakewood, Colorado

EXHIBIT A

AGREEMENT AND PLAN OF MERGER

THIS AGREEMENT AND PLAN OF MERGER (this “Merger Agreement”) is entered into as of the ___ day of _________, 2007 by and between General Moly, Inc., a Delaware corporation (the “Surviving Corporation”), and Idaho General Mines, Inc., an Idaho corporation (“Merging Corporation”). Surviving Corporation and Merging Corporation are sometimes collectively referred to hereinafter as the “Constituent Corporations.”

RECITALS

WHEREAS, Surviving Corporation is a corporation organized and existing under the laws of Delaware and is a wholly-owned subsidiary of Merging Corporation;

WHEREAS, Merging Corporation is a corporation organized and existing under the laws of Idaho; and

WHEREAS, Surviving Corporation and Merging Corporation and their respective Boards of Directors deem it advisable and in the best interests of the corporations and their respective stockholders to merge Merging Corporation with and into Surviving Corporation pursuant to the Idaho Business Corporation Act and the Delaware General Corporate Law upon the terms and conditions set forth herein;

NOW THEREFORE, in consideration of the premises, the mutual covenants, herein contained, and other valuable consideration the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree that Merging Corporation shall be merged with and into Surviving Corporation (the “Merger”) pursuant to the terms and conditions herein set forth.

AGREEMENT

1. General.

1.1 The Merger. On the Effective Date (as herein defined) of the Merger, Merging Corporation shall be merged with and into Surviving Corporation and the separate existence of Merging Corporation shall cease and Surviving Corporation shall survive such Merger. The name of Surviving Corporation shall be General Moly, Inc.

1.2 Certificate of Incorporation and Bylaws. The certificate of incorporation of Surviving Corporation as in effect immediately prior to the Effective Date shall be the certificate of incorporation of Surviving Corporation after consummation of the Merger. The Bylaws of Surviving Corporation as in effect immediately prior to the Effective Date shall be the Bylaws of Surviving Corporation after consummation of the Merger.

1.3 Directors and Officers. The directors and officers of Merging Corporation shall, from and after the Effective Date, be the directors and officers of Surviving Corporation, until the earlier of their resignation or removal or until their respective successors are duly elected or appointed and qualified.

1.4 Property and Liabilities of Constituent Corporations. On the Effective Date, the separate existence of Merging Corporation shall cease and Merging Corporation shall be merged into Surviving Corporation. Surviving Corporation, from and after the Effective Date, shall possess all the rights, privileges, powers and franchises of whatsoever nature and description, of a public as well as of a private nature, and be subject to all the restrictions, disabilities and duties of each of the Constituent Corporations; all rights, privileges, powers and franchises of each of the Constituent Corporations, and all property, real, personal and mixed, of and debts due to either of the Constituent Corporations on whatever account as well for stock subscriptions as all other things in action or belonging to each of the Constituent Corporations shall be vested in Surviving Corporation; and all property, rights, privileges, powers and franchises, and all other interests shall be thereafter as effectually the property of Surviving Corporation as they were of the several and respective Constituent Corporations and the title to any real estate vested by deed or otherwise in either of the Constituent Corporations shall not revert or be in any way impaired by reason of the Merger. All rights of creditors and all liens upon the property of the Constituent Corporations shall be preserved unimpaired, and all debts, liabilities and duties of the Constituent Corporations thenceforth shall attach to Surviving Corporation, and may be enforced against it to the same extent as if said debts, liabilities and duties had been incurred or contracted by it. Any claim existing or action or proceeding, whether civil, criminal or administrative, pending by or against either Constituent Corporation may be prosecuted to judgment or decree as if the Merger had not taken place, or Surviving Corporation may be substituted in such action or proceeding.

1.5 Further Assurances. Merging Corporation agrees that, at any time, or from time to time, as and when requested by Surviving Corporation, or by its successors and assigns, it will execute and deliver, or cause to be executed and delivered in its name by its last acting officers, or by the corresponding officers of Surviving Corporation, all such conveyances, assignments, transfers, deeds or other instruments, and will take or cause to be taken such further or other action as Surviving Corporation, its successors or assigns may deem necessary or desirable in order to evidence the transfer, vesting or devolution of any property, right, privilege or franchise or to vest or perfect in or confirm to Surviving Corporation, its successors and assigns, title to and possession of all the property, rights, privileges, powers, franchises and interests referred to in this Section 1 herein and otherwise to carry out the intent and purposes hereof.

1.6 Effective Date. The Merger shall become effective on the later of (a) the day on which an executed copy of a Certificate of Ownership and Merger is filed with the Secretary of State of the State of Delaware in the manner required by the Delaware General Corporation Law and (b) the day on which an executed copy of Articles of Merger are filed with the Secretary of State of the State of Idaho in the manner required by the Idaho Business Corporation Act (the “Effective Date”).

Agreement and Plan of Merger

2. Conversion of Securities on Merger.

2.1  Effect of Merger on Capital Stock. Each share of Merging Corporation’s common stock, $0.001 par value per share (other than shares (“Dissenting Shares”) that are owned by shareholders (“Dissenting Shareholders”) that are entitled to and properly exercise appraisal rights pursuant to Sections 10-2B-13.01 through 10-2B-13.32 of the Idaho Business Corporation Act), issued and outstanding immediately before the Effective Date shall, by virtue of the Merger and without any action on the part of the holder thereof, be converted into and become one (1) validly issued, fully paid and nonassessable share of Surviving Corporation’s common stock, $0.001 par value per share (the “Surviving Corporation Stock”). Each share of Surviving Corporation’s common stock issued and outstanding immediately before the Effective Date of the Merger shall be canceled without any consideration being issued or paid therefore, without any further action on the part of the holder thereof.

2.2  Effect of Merger on Options and Warrants. Each option, warrant or other security of the Merging Corporation issued and outstanding immediately prior to the Effective Date shall be (a) converted into and shall be an identical security of the Surviving Corporation subject to the same agreement and terms as then exist with respect thereto, and (b) otherwise in the case of securities to acquire common stock of the Merging Corporation, converted into the identical right to acquire the same number of shares of Surviving Corporation Stock as the number of shares of common stock of the Merging Corporation that were acquirable pursuant to such option, warrant or other security. As of the Effective Date, the number of shares of common stock issuable by the Surviving Corporation upon exercise of any such option, warrant or other security shall be deemed reserved by the Surviving Corporation solely for purposes of the exercise of options, warrants or other securities.

2.3  Certificates. At and after the Effective Date, all of the outstanding certificates which immediately prior thereto represented shares of Merging Corporation stock (other than Dissenting Shares), or options, warrants or other securities of the Merging Corporation, shall be deemed for all purposes to evidence ownership of and to represent the shares of Surviving Corporation Stock, or options, warrants or other securities of Surviving Corporation, as the case may be, into which the shares of Merging Corporation stock, or options, warrants or other securities of the Surviving Corporation, as the case may be, represented by such certificates have been converted as herein provided and shall be so registered on the books and records of the Surviving Corporation or its transfer agent. The registered owner of any such outstanding certificate shall, until such certificate shall have been surrendered for transfer or otherwise accounted for to the Surviving Corporation or its transfer agent, have and be entitled to exercise any voting and other rights with respect to, and to receive any dividends and other distributions upon, the shares of Surviving Corporation Stock, or options, warrants or other securities of Surviving Corporation, as the case may be, evidenced by such outstanding certificate, as above provided.

Agreement and Plan of Merger

2.4  Appraisal Rights. No Dissenting Shareholder shall be entitled to shares of Surviving Corporation Stock hereunder unless and until the holder thereof shall have failed to perfect or shall have effectively withdrawn or lost such holder’s right to appraisal under the Idaho Business Corporation Act, and any Dissenting Shareholder shall be entitled to receive only the payment provided by the Idaho Business Corporation Act with respect to Dissenting Shares owned by such Dissenting Shareholder. If any person or entity who otherwise would be deemed a Dissenting Shareholder shall have failed to properly perfect or shall have effectively withdrawn or lost the right to appraisal with respect to any shares which would be Dissenting Shares but for that failure to perfect or withdrawal or loss of the right to appraisal, such Dissenting Shares shall thereupon be treated as though such Dissenting Shares had been converted into shares of Surviving Corporation Stock.

3. Foreign Qualification. Surviving Corporation covenants and agrees, to the extent required by applicable law, to register or qualify, as applicable, to do business as a foreign corporation in those states in which Merging Corporation is qualified to do business immediately prior to the Effective Date.

4. Conditions to the Obligations of the Constituent Corporations to Effect the Merger.

4.1  Approval by Stockholders. The stockholders of Merging Corporation shall have approved the Merger and this Merger Agreement in accordance with Idaho law.

4.2  Governmental Approvals; No Restraints. No statute, rule, regulation, executive order, decree, ruling, injunction or other order (whether temporary, preliminary or permanent) shall have been enacted, entered, promulgated or enforced by any court or governmental authority of competent jurisdiction that prohibits, restrains, enjoins or restricts the consummation of the Merger.

5. Amendment. The respective Boards of Directors of the Constituent Corporations may amend this Merger Agreement at any time prior to the Effective Date, provided that an amendment made subsequent to the approval of the Merger by the stockholders of Merging Corporation shall not (a) alter or change the amount or kind of shares, securities, cash, property or rights to be received under this Merger Agreement by the shareholders of Merging Corporation; (b) alter or change any term of the Certificate of Incorporation of Surviving Corporation; or (c) alter or change any of the terms and conditions of this Merger Agreement if such alteration or change would adversely affect the shareholders of Merging Corporation.

Agreement and Plan of Merger

6. Miscellaneous.

6.1 Counterparts. This Merger Agreement may be executed in any number of counterparts and via facsimile or other similar electronic transmission, each of which shall be deemed to be an original, and all of which taken together shall constitute one Merger Agreement.

6.2 Termination. This Merger Agreement may be terminated and the Merger abandoned at any time prior to the Effective Date, whether before or after stockholder approval of this Merger Agreement, by the consent of the Board of Directors of either of the Constituent Corporations.

6.3  Governing Law. The Merger and this Merger Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware.

6.4 No Third Party Beneficiaries. This Merger Agreement is for the sole benefit of the parties hereto and is not intended to and shall not confer upon any person other than the parties hereto any rights or remedies hereunder.

6.5 Severability. If any provision of this Merger Agreement (or any portion thereof) or the application of any such provision (or any portion thereof) to any person or circumstance shall be held invalid, illegal or unenforceable in any respect by a court of competent jurisdiction, such invalidity, illegality or unenforceability shall not affect any other provision hereof (or the remaining portion thereof) or the application of such provision to any other person or circumstances.

(remainder of page intentionally left blank)

Agreement and Plan of Merger

IN WITNESS WHEREOF, the Constituent Corporations have executed this Merger Agreement as of the date and year first above written.

MERGING CORPORATION: IDAHO GENERAL MINES, INC. an Idaho corporation 1726 Cole Blvd, Suite 115 Lakewood, Colorado 80401

By: Its:

SURVIVING CORPORATION: GENERAL MOLY, INC., a Delaware corporation, 1726 Cole Blvd, Suite 115 Lakewood, Colorado 80401

By: Its:

 Agreement and Plan of Merger

EXHIBIT B

CERTIFICATE OF INCORPORATION
OF
GENERAL MOLY, INC.

ARTICLE I
Name

The name of this Corporation is General Moly, Inc. (the “Corporation”).

ARTICLE II
Registered Offices

The address of its registered office in the State of Delaware is Corporation Trust Center, 1209 Orange Street, in the City of Wilmington, County of New Castle. The name of its registered agent is The Corporation Trust Company.

ARTICLE III
Purpose

This Corporation is organized for the purposes of transacting any and all lawful business for which a corporation may be incorporated under Section 102 of the General Corporation Law of the State of Delaware, as amended.

ARTICLE IV
Duration

This Corporation shall have perpetual existence.

ARTICLE V
Authorized Capital Stock

The authorized capital stock of the Corporation shall consist of two classes of stock, designated as Common Stock and Preferred Stock.

The total number of shares of Common Stock that the Corporation will have authority to issue is Two Hundred Million (200,000,000). The shares shall have $.001 par value. All of the Common Stock authorized herein shall have equal voting rights and powers without restrictions in preference.

The total number of shares of Preferred Stock that the Corporation will have authority to issue is Ten Million (10,000,000). The Preferred Stock shall have $.001 par value. The Preferred Stock shall be entitled to preference over the Common Stock with respect to the distributions of assets of the corporations in the event of liquidation, dissolution, or winding up of the Corporation, whether voluntarily or involuntarily, or in the event of any other distribution of assets of the Corporation among its shareholders for the purpose of winding up its affairs. Shares of Preferred Stock of the Corporation may be issued from time to time in one or more series, each of which series shall have such distinctive designation or title and such number of shares as shall be fixed by the Board of Directors prior to the issuance of any shares thereof. Each such series of Preferred Stock shall have such voting powers, full or limited, or no voting powers, and such preferences and relative, participating, optional or other special rights and such qualifications, limitations or restrictions thereof, as shall be stated and expressed in the resolution or resolutions providing for the issue of such series of Preferred Stock as may be adopted from time to time by the Board of Directors prior to the issuance of any shares thereof pursuant to the authority hereby expressly vested in it. The Board of Directors is further authorized to increase or decrease (but not below the number of shares then outstanding) the number of shares of any series of Preferred Stock subsequent to the issuance of shares of that series. In case the number of shares of any series shall be so decreased, the shares constituting such decrease shall resume the status of which they had prior to the adoption of the resolution originally fixing the number of shares of such series.

ARTICLE VI
Incorporator

The name and mailing address of the incorporator is:

Name	Mailing Address

Gary J. Kocher	Kirkpatrick & Lockhart Preston Gates and Ellis LLP 925 Fourth Avenue, Suite 2900 Seattle, Washington 98104-1158

ARTICLE VII
Voting

The holders of any of the Corporation’s capital stock shall possess voting power for the election of directors and for all other purposes, subject to such limitations as may be imposed by law and by any provision of the Certificate of Incorporation in the exercise of their voting power. Cumulative voting for the election of directors is hereby expressly prohibited. The holders of Common Stock shall be entitled to one vote for each share held. All of the Common Stock authorized herein shall have equal voting rights and powers without restrictions in preference.

ARTICLE VIII
Board of Directors

The number of directors which shall constitute the entire Board of Directors shall not be less than one (1) nor more than fifteen (15), which number shall be determined from time to time by the Board of Directors. In case of a vacancy in the Board of Directors because of a director’s resignation, removal or other departure from the board or because of an increase in the number of directors, the remaining directors, by majority vote, may elect a director to fill such vacancy and vacancies.

ARTICLE IX
Director Liability

No director of the Corporation shall be personally liable to the Corporation or its stockholders for monetary damages for any breach of fiduciary duty by such a director as a director, except to the extent provided by applicable law (i) for any breach of the director’s duty of loyalty to the Corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) pursuant to Section 174 of the General Corporation Law of Delaware, or (iv) for any transaction from which such director derived an improper personal benefit. If the General Corporation Law of Delaware is amended to authorize corporate action further eliminating or limiting the personal liability of directors, then the liability of a director of the Corporation shall be eliminated or limited to the fullest extent permitted by the General Corporation Law of Delaware as so amended. No amendment to or repeal of this Article IX shall apply to or have any effect on the liability or alleged liability of any director of the Corporation for or with respect to any acts or omissions of such director occurring prior to such amendment or repeal.

ARTICLE X
Indemnification of Directors

To the fullest extent permitted by applicable law, this Corporation is authorized to provide indemnification of (and advancement of expenses to) agents of this Corporation (and any other persons to which General Corporation Law permits this Corporation to provide indemnification) through bylaw provisions, agreements with such agents or other persons, vote of stockholders or disinterested directors or otherwise, in excess of the indemnification and advancement otherwise permitted by Section 145 of the General Corporation Law, subject only to limits created by applicable General Corporation Law (statutory or non-statutory), with respect to actions for breach of duty to this Corporation, its stockholders, and others.

Any amendment, repeal or modification of the foregoing provisions of this Article shall not adversely affect any right or protection of a director, officer, agent, or other person existing at the time of, or increase the liability of any director of this Corporation with respect to any acts or omissions of such director, officer or agent occurring prior to, such amendment, repeal or modification.

ARTICLE XI
Bylaws

Subject to the power of shareholders to amend or repeal, the Board of Directors of this Corporation shall have the power to enact and amend such Bylaws defining the powers and duties of the officers of the Corporation and providing for such other matters in relation to its affairs as they may deem necessary and convenient, provided the same are not out of harmony with the laws of the State of Delaware or this Certificate of Incorporation. Further, subject to any express provision contained in the Bylaws that requires a higher voting threshold, the Bylaws may be altered, amended or repealed by the affirmative vote of the holders of not less than a majority of the outstanding voting power entitled to vote at any regular or special meeting of the shareholders.

ARTICLE XII
Amendment to Certificate of Incorporation

This Corporation reserves the right to amend, alter, change or repeal any provision contained in this Certificate of Incorporation, in the manner now or hereafter prescribed by statute, and all rights conferred upon stockholders herein are granted subject to this reservation.

ARTICLE XIII

Elections of directors need not be by written ballot unless the bylaws of the Corporation shall so provide.

The undersigned being the incorporator hereinbefore named, for the purpose of forming a corporation pursuant to the General Corporation Law of the State of Delaware, does hereby make this Certificate, hereby declaring and certifying that this is the undersigned’s act and deed and the facts herein stated are true, and accordingly has hereunto set the undersigned’s hand this 22nd day of August, 2007.

/s/ Gary J. Kocher, Incorporator

EXHIBIT C

BYLAWS
OF
GENERAL MOLY, INC.,
a Delaware corporation

ARTICLE I.
OFFICES

1.1 Registered Office and Registered Agent. The registered office of General Moly, Inc., a Delaware corporation (the “Company”), shall be located in the State of Delaware at such place as may be fixed from time to time by the Board of Directors (“Board”) upon filing of such notices as may be required by law, and the registered agent shall have a business office identical with such registered office. Any change in the registered agent or registered office shall be effective upon filing such change with the Office of the Secretary of State of the State of Delaware.

1.2 Other Offices. The Company may have other offices within or outside the State of Delaware at such place or places as the Board may from time to time determine.

ARTICLE II.
MEETINGS OF STOCKHOLDERS

2.1 Place of Meetings. Meetings of stockholders of the Company shall be held at any place, within or outside the State of Delaware, designated by the Company’s Board. The Board may, in its sole discretion, determine that a meeting of stockholders shall not be held at any place, but may instead be held solely by means of remote communication as authorized by Section 211(a)(2) of the Delaware General Corporation Law (the “DGCL”). In the absence of any such designation or determination, stockholders’ meetings shall be held at the Company’s principal executive office.

2.2 Annual Meeting. An annual meeting of stockholders shall be held for the election of directors and for such other business as may properly come before the meeting at such date and time as may be designated by resolution of the Board from time to time. Any other proper business may be transacted at the annual meeting.

2.3 Special Meeting. A special meeting of the stockholders may be called at any time by the Board, chief executive officer or president (in the absence of a chief executive officer) or by one or more stockholders holding shares in the aggregate entitled to cast not less than 10% of the votes at that meeting.

If any person(s) other than the Board calls a special meeting, the request shall:

(i) be in writing;

(ii) specify the time of such meeting and the general nature of the business proposed to be transacted; and

(iii) be delivered personally or sent by registered mail or by facsimile transmission to the chair of the Board, the chief executive officer, the president (in the absence of a chief executive officer) or the secretary of the Company.

2.4 Notice of Stockholders’ Meetings. All notices of meetings of stockholders shall be sent or otherwise given in accordance with either Section 2.5 or Section 9.1 of these Bylaws not less than 10 or more than 60 days before the date of the meeting to each stockholder entitled to vote at such meeting. The notice shall specify the place, if any, date and hour of the meeting, the means of remote communication, if any, by which stockholders and proxy holders may be deemed to be present in person and vote at such meeting, and, in the case of a special meeting, the purpose or purposes for which the meeting is called.

2.5 Manner of Giving Notice; Affidavit of Notice. Notice of any meeting of stockholders shall be given:

(i) personally;

(ii)  if mailed, when deposited in the United States mail, postage prepaid, directed to the stockholder at his or her address as it appears on the Company’s records; or

(iii) if electronically transmitted, as provided in Section 9.1 of these Bylaws.

An affidavit of the secretary or an assistant secretary of the Company or of the transfer agent or any other agent of the Company that the notice has been given by mail or by a form of electronic transmission, as applicable, shall, in the absence of fraud, be prima facie evidence of the facts stated therein.

2.6 Quorum. Except as otherwise provided by law, the Certificate of Incorporation or these Bylaws, at each meeting of stockholders the presence in person or by proxy of the holders of shares of stock having a majority of the votes which could be cast by the holders of all outstanding shares of stock entitled to vote at the meeting shall be necessary and sufficient to constitute a quorum. If, however, such quorum is not present or represented at any meeting of the stockholders, then either (i) the chair of the meeting, or (ii) the stockholders entitled to vote at the meeting, present in person or represented by proxy, shall have power to adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum is present or represented.

2.7 Adjourned Meeting; Notice. Any meeting of stockholders, annual or special, may adjourn from time to time to reconvene at the same or some other place, and notice need not be given of the adjourned meeting if the time, place if any thereof, and the means of remote communications if any by which stockholders and proxy holders may be deemed to be present in person and vote at such adjourned meeting are announced at the meeting at which the adjournment is taken. At the continuation of the adjourned meeting, the Company may transact any business which might have been transacted at the original meeting. If the adjournment is for more than 30 days, or if after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting.

2.8 Conduct of Business. Meetings of stockholders shall be presided over by the chair of the Board, if any, or in his or her absence by the vice chair of the Board, if any, or in his or her absence by the president, or in his or her absence by a vice president, or in the absence of the foregoing persons by a chair designated by the Board, or in the absence of such designation by a chair chosen at the meeting. The secretary shall act as secretary of the meeting, but in his or her absence any assistant secretary may act as secretary, and in the absence of the secretary and all assistant secretaries the chair of the meeting may appoint any person to act as secretary of the meeting. The chair of any meeting of stockholders shall determine the order of business and the procedure at the meeting, including such regulation of the manner of voting and the conduct of business.

2.9 Voting. The stockholders entitled to vote at any meeting of stockholders shall be determined in accordance with the provisions of Section 2.11 of these Bylaws, subject to Section 217 (relating to voting rights of fiduciaries, pledgors and joint owners of stock) and Section 218 (relating to voting trusts and other voting agreements) of the DGCL.

Except as may be otherwise provided in the Certificate of Incorporation or these Bylaws, each stockholder shall be entitled to one vote for each share of capital stock held by such stockholder. Voting at meetings of stockholders need not be by written ballot and need not be conducted by inspectors of election unless so determined by the holders of shares of stock having a majority of the votes which could be cast by the holders of all outstanding shares of stock entitled to vote thereon which are present in person or by proxy at such meeting. Except as otherwise provided in any corporate governance guidelines or other policies or procedures adopted by the Board, at all meetings of stockholders for the election of directors a plurality of the votes cast shall be sufficient to elect. All other elections and questions shall, unless otherwise provided by law, the Certificate of Incorporation or these Bylaws, be decided by the vote of the holders of shares of stock having a majority of the votes which could be cast by the holders of all shares of stock entitled to vote thereon which are present in person or represented by proxy at the meeting.

2.10 Stockholder Action by Written Consent Without a Meeting. Unless otherwise provided in the Certificate of Incorporation and subject to any stock exchange or electronic trading market rules and regulations applicable to the Company, any action required by the DGCL to be taken at any annual or special meeting of stockholders of a Company, or any action which may be taken at any annual or special meeting of such stockholders, may be taken without a meeting, without prior notice, and without a vote, if a consent or consents in writing, setting forth the action so taken, shall be signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted.

Prompt notice of the taking of the corporate action without a meeting by less than unanimous written consent shall be given to those stockholders who have not consented in writing and who, if the action had been taken at a meeting, would have been entitled to notice of the meeting if the record date for such meeting had been the date that written consents signed by a sufficient number of holders to take the action were delivered to the Company as provided in Section 228 of the DGCL. In the event that the action which is consented to is such as would have required the filing of a certificate under any provision of the DGCL, if such action had been voted on by stockholders at a meeting thereof, the certificate filed under such provision shall state, in lieu of any statement required by such provision concerning any vote of stockholders, that written consent has been given in accordance with Section 228 of the DGCL.

2.11 Record Date for Stockholder Notice; Voting; Giving Consents. In order that the Company may determine the stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof, or entitled to express consent to corporate action in writing without a meeting, or entitled to receive payment of any dividend or other distribution or allotment of any rights, or entitled to exercise any rights in respect of any change, conversion or exchange of stock or for the purpose of any other lawful action, the Board may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board and which record date:

(i) in the case of determination of stockholders entitled to notice of or to vote at any meeting of stockholders or adjournment thereof, shall, unless otherwise required by law, not be more than sixty nor less than ten days before the date of such meeting;

(ii) in the case of determination of stockholders entitled to express consent to corporate action in writing without a meeting, shall not be more than ten days after the date upon which the resolution fixing the record date is adopted by the Board; and

(iii) in the case of determination of stockholders for any other action, shall not be more than sixty days prior to such other action.

If no record date is fixed by the Board:

(a) the record date for determining stockholders entitled to notice of or to vote at a meeting of stockholders shall be at the close of business on the day next preceding the day on which notice is given, or, if notice is waived, at the close of business on the day next preceding the day on which the meeting is held;

(b) the record date for determining stockholders entitled to express consent to corporate action in writing without a meeting when no prior action of the Board is required by law, shall be the first date on which a signed written consent setting forth the action taken or proposed to be taken is delivered to the Company in accordance with applicable law, or, if prior action by the Board is required by law, shall be at the close of business on the day on which the Board adopts the resolution taking such prior action; and

(c) the record date for determining stockholders for any other purpose shall be at the close of business on the day on which the Board adopts the resolution relating thereto.

A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the Board may fix a new record date for the adjourned meeting.

2.12 Proxies. Each stockholder entitled to vote at a meeting of stockholders or to express consent or dissent to corporate action in writing without a meeting may authorize another person or persons to act for such stockholder by proxy authorized by an instrument in writing or by a transmission permitted by law filed in accordance with the procedure established for the meeting, but no such proxy shall be voted or acted upon after three years from its date, unless the proxy provides for a longer period. The revocability of a proxy that states on its face that it is irrevocable shall be governed by the provisions of Section 212 of the DGCL.

2.13 List of Stockholders Entitled to Vote. The officer who has charge of the stock ledger of the Company shall prepare and make, at least 10 days before every meeting of stockholders, a complete list of the stockholders entitled to vote at the meeting, arranged in alphabetical order, and showing the address of each stockholder and the number of shares registered in the name of each stockholder. The Company shall not be required to include electronic mail addresses or other electronic contact information on such list. Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting for a period of at least 10 days prior to the meeting: (i) on a reasonably accessible electronic network, provided that the information required to gain access to such list is provided with the notice of the meeting, or (ii) during ordinary business hours, at the Company’s principal executive office. In the event that the Company determines to make the list available on an electronic network, the Company may take reasonable steps to ensure that such information is available only to stockholders of the Company. If the meeting is to be held at a place, then the list shall be produced and kept at the time and place of the meeting during the whole time thereof, and may be inspected by any stockholder who is present. If the meeting is to be held solely by means of remote communication, then the list shall also be open to the examination of any stockholder during the whole time of the meeting on a reasonably accessible electronic network, and the information required to access such list shall be provided with the notice of the meeting. Such list shall presumptively determine the identity of the stockholders entitled to vote at the meeting and the number of shares held by each of them. Failure to comply with the requirements of this Section shall not affect the validity of any action taken at such meeting.

ARTICLE III.
DIRECTORS

3.1 Powers. Subject to the provisions of the DGCL and any limitations in the Certificate of Incorporation or these Bylaws relating to action required to be approved by the stockholders or by the outstanding shares, the business and affairs of the Company shall be managed and all corporate powers shall be exercised by or under the direction of the Board.

3.2 Number of Directors. All corporate powers shall be exercised by or under the authority of, and the business and affairs of a Company shall be managed under the direction of the Board, except as may be otherwise provided in the provisions of the DGCL or the Certificate of Incorporation. The Board shall consist of not less than one (1) persons nor more than fifteen (15) persons, who shall be elected for a term as set forth in Section 3.3 of these Bylaws, and shall hold office until their successors are elected and qualify. Directors need not be stockholders or residents of the State of Delaware. In addition to the powers and authorities expressly conferred upon the Company by these Bylaws and the Certificate of Incorporation, the Board may exercise all such powers of the Company and do all such lawful acts and things as are not by statute or by the Certificate of Incorporation or by these Bylaws directed or required to be exercised or done by the stockholders.

3.3 Election, Qualification and Term of Office of Directors. The Directors shall be divided into three (3) classes, as nearly equal in number as possible. The term of office of the first class shall expire at the 2008 annual meeting of the stockholders of the Corporation; the term of office of the second class shall expire at the 2009 annual meeting of the stockholders of the Corporation; and the term of office of the third class shall expire at the 2010 annual meeting of the stockholders of the Corporation. At each annual meeting of the stockholders after such classification, the number of directors equal to the number of the class whose term expires on the day of such meeting shall be elected for a term of three (3) years. Directors shall hold office until expiration of the terms for which they were elected and qualified; provided, however, that any director may be removed from office as a director at any time by the stockholders, but only for cause, and only by the affirmative vote of a majority of the outstanding voting power entitled to elect such director. If the office of any director becomes vacant by reason of death, resignation, retirement, disqualification, removal from office, increase in the number of directors or otherwise, a majority of the remaining directors, although less than a quorum, at a meeting called for that purpose, or a sole remaining director, may choose a successor, and the director so chosen shall hold office until the expiration of the term of the class for which appointed or until a successor is duly elected and qualified, or until such director’s earlier resignation or removal.

3.4 Resignation and Vacancies. Any director may resign at any time upon notice given in writing or by electronic transmission to the Company. When one or more directors so resigns and the resignation is effective at a future date, a majority of the directors then in office, including those who have so resigned, shall have power to fill such vacancy or vacancies, the vote thereon to take effect when such resignation or resignations shall become effective, and each director so chosen shall hold office as provided in this Section in the filling of other vacancies.

Unless otherwise provided in the Certificate of Incorporation or these Bylaws:

(i) Vacancies and newly created directorships resulting from any increase in the authorized number of directors elected by all of the stockholders having the right to vote as a single class may be filled by a majority of the directors then in office, although less than a quorum, or by a sole remaining director.

(ii) Whenever the holders of any class or classes of stock or series thereof are entitled to elect one or more directors by the provisions of the Certificate of Incorporation, vacancies and newly created directorships of such class or classes or series may be filled by a majority of the directors elected by such class or classes or series thereof then in office, or by a sole remaining director so elected.

If at any time, by reason of death or resignation or other cause, the Company should have no directors in office, then any officer or any stockholder or an executor, administrator, trustee or guardian of a stockholder, or other fiduciary entrusted with like responsibility for the person or estate of a stockholder, may call a special meeting of stockholders in accordance with the provisions of the Certificate of Incorporation or these Bylaws, or may apply to the Court of Chancery for a decree summarily ordering an election as provided in Section 211 of the DGCL.

If, at the time of filling any vacancy or any newly created directorship, the directors then in office constitute less than a majority of the whole Board (as constituted immediately prior to any such increase), then the Court of Chancery may, upon application of any stockholder or stockholders holding at least 10% of the total number of the shares at the time outstanding having the right to vote for such directors, summarily order an election to be held to fill any such vacancies or newly created directorships, or to replace the directors chosen by the directors then in office as aforesaid, which election shall be governed by the provisions of Section 211 of the DGCL as far as applicable.

3.5 Place of Meetings; Meetings by Telephone. The Board may hold meetings, both regular and special, either within or outside the State of Delaware.

Unless otherwise restricted by the Certificate of Incorporation or these Bylaws, members of the Board, or any committee designated by the Board, may participate in a meeting of the Board, or any committee, by means of conference telephone or other communications equipment by means of which all persons participating in the meeting can hear each other, and such participation in a meeting shall constitute presence in person at the meeting.

3.6 Regular Meetings. Regular meetings of the Board may be held without notice at such time and at such place as shall from time to time be determined by the Board.

3.7 Special Meetings; Notice.

Special meetings of the Board for any purpose or purposes may be called at any time by the chair of the Board, the chief executive officer, the president, the secretary or any two directors.

Notice of the time and place of special meetings shall be:

(i) delivered personally by hand, by courier or by telephone;

(ii) sent by United States first-class mail, postage prepaid;

(iii) sent by facsimile; or

(iv) sent by electronic mail, directed to each director at that director’s address, telephone number, facsimile number or electronic mail address, as the case may be, as shown on the Company’s records.

If the notice is (i) delivered personally by hand, by courier or by telephone, (ii) sent by facsimile or (iii) sent by electronic mail, it shall be delivered or sent at least 24 hours before the time of the holding of the meeting. If the notice is sent by United States mail, it shall be deposited in the United States mail at least four days before the time of the holding of the meeting. Any oral notice may be communicated to the director. The notice need not specify the place of the meeting (if the meeting is to be held at the Company’s principal executive office) nor the purpose of the meeting.

3.8 Quorum. At all meetings of the Board, a majority of the total number of acting directors shall constitute a quorum for the transaction of business. The vote of a majority of the directors present at any meeting at which a quorum is present shall be the act of the Board, except as may be otherwise specifically provided by statute, the Certificate of Incorporation or these Bylaws. If a quorum is not present at any meeting of the Board, then the directors present thereat may adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum is present.

A meeting at which a quorum is initially present may continue to transact business notwithstanding the withdrawal of directors, if any action taken is approved by at least a majority of the required quorum for that meeting.

3.9 Board Action by Written Consent Without a Meeting. Unless otherwise restricted by the Certificate of Incorporation or these Bylaws, any action required or permitted to be taken at any meeting of the Board, or of any committee thereof, may be taken without a meeting if all members of the Board or committee, as the case may be, consent thereto in writing or by electronic transmission and the writing or writings or electronic transmission or transmissions are filed with the minutes of proceedings of the Board or committee. Such filing shall be in paper form if the minutes are maintained in paper form and shall be in electronic form if the minutes are maintained in electronic form.

3.10 Fees and Compensation of Directors. Unless otherwise restricted by the Certificate of Incorporation or these Bylaws, the Board shall have the authority to fix the compensation of directors.

3.11 Prohibition of Loans to Officers. The Company may not lend money to, or guarantee any obligation of, or otherwise assist any officer of the Company, including any officer who is a director of the Company.

3.12 Removal of Directors. Unless otherwise restricted by statute, the Certificate of Incorporation or these Bylaws, so long as the Board is classified as provided in Section 141(d) of the DGCL, any director or the entire Board may be removed, only for cause, by the holders of a majority of the shares then entitled to vote at an election of directors.

No reduction of the authorized number of directors shall have the effect of removing any director prior to the expiration of such director’s term of office.

ARTICLE IV.
COMMITTEES

4.1 Committees of Directors. The Board, by resolution adopted by a majority of the full Board, may designate from among its members an executive committee and one or more other committees each of which, to the extent provided in such resolution of the Certificate of Incorporation or these Bylaws, shall have and may exercise all the authority of the Board, except that no such committee shall have the authority to: (i) declare dividends, except at a rate or in periodic amount determined by the Board; (ii) approve or recommend to stockholders actions or proposals required by this title to be approved by stockholders; (iii) fill vacancies on the Board or any committee thereof; (iv) amend the Bylaws; (v) authorize or approve the reacquisition of shares unless pursuant to general formula or method specified by the Board; (vi) fix compensation of any director for serving on the Board or on any committee; (vii) approve a plan of merger, consolidation, or exchange of shares not requiring stockholder approval; (viii) reduce earned or capital surplus; or (ix) appoint other committees of the Board or the members thereof.

4.2 Committee Minutes. Each committee shall keep regular minutes of its meetings and report the same to the Board when required, and minutes of all committee meetings so kept shall be maintained by the secretary in the Company’s minute book.

ARTICLE V.
OFFICERS

5.1 Officers. The officers of the Company shall be a chief executive officer and/or president and a secretary. The Company may also have, at the discretion of the Board, a chair of the Board, a vice chair of the Board, a chief executive officer, a chief financial officer or treasurer, one or more vice presidents, one or more assistant vice presidents, one or more assistant treasurers, one or more assistant secretaries, and any such other officers with such titles as may be appointed in accordance with the provisions of these Bylaws. Any number of offices may be held by the same person.

5.2 Appointment of Officers. The Board shall appoint the officers of the Company, except such officers as may be appointed in accordance with the provisions of Sections 5.3 and 5.5 of these Bylaws, subject to the rights, if any, of an officer under any contract of employment.

5.3 Subordinate Officers. The Board may appoint, or empower the chief executive officer or, in the absence of a chief executive officer, the president, to appoint, such other officers and agents as the business of the Company may require. Each of such officers and agents shall hold office for such period, have such authority, and perform such duties as are provided in these Bylaws or as the Board may from time to time determine.

5.4 Removal and Resignation of Officers. Subject to the rights, if any, of an officer under any contract of employment, any officer may be removed, either with or without cause, by an affirmative vote of the majority of the Board at any regular or special meeting of the Board or, except in the case of an officer chosen by the Board, by any officer upon whom such power of removal may be conferred by the Board.

Any officer may resign at any time by giving written notice to the Company. Any resignation shall take effect at the date of the receipt of that notice or at any later time specified in that notice. Unless otherwise specified in the notice of resignation, the acceptance of the resignation shall not be necessary to make it effective. Any resignation is without prejudice to the rights, if any, of the Company under any contract to which the officer is a party.

5.5 Vacancies in Offices. Any vacancy occurring in any office of the Company shall be filled by the Board or as provided in Section 5.2.

5.6 Representation of Shares of Other Corporations. The chair of the Board, the president, any vice president, the treasurer, the secretary or assistant secretary of the Company, or any other person authorized by the Board or the president or a vice president, is authorized to vote, represent, and exercise on behalf of the Company all rights incident to any and all shares of any other corporation or corporations standing in the name of the Company. The authority granted herein may be exercised either by such person directly or by any other person authorized to do so by proxy or power of attorney duly executed by such person having the authority.

5.7 Authority and Duties of Officers. All officers of the Company shall respectively have such authority and perform such duties in the management of the business of the Company as may be designated from time to time by the Board or the stockholders and, to the extent not so provided, as generally pertain to their respective offices, subject to the control of the Board. The secretary shall have responsibility for preparing minutes of the directors’ and stockholders’ meetings and authenticating records of the Company.

ARTICLE VI.
RECORDS AND REPORTS

6.1 Maintenance and Inspection of Records. The Company shall, either at its principal executive office or at such place or places as designated by the Board, keep a record of its stockholders listing their names and addresses and the number and class of shares held by each stockholder, a copy of these Bylaws as amended to date, accounting books, and other records.

Any stockholder of record, in person or by attorney or other agent, shall, upon written demand under oath stating the purpose thereof, have the right during the usual hours for business to inspect for any proper purpose the Company’s stock ledger, a list of its stockholders, and its other books and records and to make copies or extracts therefrom. A proper purpose shall mean a purpose reasonably related to such person’s interest as a stockholder. In every instance where an attorney or other agent is the person who seeks the right to inspection, the demand under oath shall be accompanied by a power of attorney or such other writing that authorizes the attorney or other agent so to act on behalf of the stockholder. The demand under oath shall be directed to the Company at its registered office in Delaware or at its principal executive office.

6.2 Inspection by Directors. Any director shall have the right to examine the Company’s stock ledger, a list of its stockholders, and its other books and records for a purpose reasonably related to his or her position as a director. The Court of Chancery is hereby vested with the exclusive jurisdiction to determine whether a director is entitled to the inspection sought. The Court may summarily order the Company to permit the director to inspect any and all books and records, the stock ledger, and the stock list and to make copies or extracts therefrom. The Court may, in its discretion, prescribe any limitations or conditions with reference to the inspection, or award such other and further relief as the Court may deem just and proper.

6.3 Annual Report. The Company shall cause an annual report to be sent to the stockholders of the Company to the extent required by applicable law. If and so long as there are fewer than 100 holders of record of the Company’s shares, the requirement of sending of an annual report to the stockholders of the Company is expressly waived (to the extent permitted under applicable law).

ARTICLE VII.
SHARES

7.1 Issuance of Shares. No shares of the Company shall be issued unless authorized by the Board. Such authorization shall include the maximum number of shares to be issued and the consideration to be received for each share. No certificate shall be issued for any share until such share is fully paid. The shares of the Company may be represented by certificates, or may be uncertificated shares.

7.2 Certificates for Shares. Certificates representing shares of the Company shall be in such form as shall be determined by the Board. Such certificates shall be signed by two officers of the Company designated by the Board. The signatures of such officers may be facsimiles if the certificate is manually signed on behalf of a transfer agent, or registered by a registrar, other than the Company itself or an employee of the Company. Certificates for shares shall be consecutively numbered or otherwise identified. The name and address of the person to whom the shares represented thereby are issued, with the number of shares or other identification and the date of issue, shall be entered on the share transfer books of the Company. All certificates surrendered to the Company for transfer shall be cancelled and no new certificate shall be issued until the former certificate for a like number of shares shall have been surrendered and cancelled, except that in case of a lost, destroyed or mutilated certificate, a new one may be issued therefor upon such terms and indemnity to the Company as the Board may prescribe. Each certificate representing shares shall state upon the face thereof:

(i) The name of the Company;

(ii) That the Company is organized under the laws of the State of Delaware;

(iii) The name of the person to whom issued;

(iv) The number and class of shares; and

(v) The designation of the series, if any, which such certificates represent.

If the Company is authorized to issue different classes of shares or different series within a class, the designations, relative rights, preferences and limitations applicable to each class and the variations in rights, preferences and limitations determined for each series and the board’s authority to determine variations for future series must be summarized on the front or back of each certificate. Alternatively, each certificate may state conspicuously on its front or back that the Company will furnish the stockholder this information on request in writing and without charge.

7.3 Transfers. Transfers of stock shall be made only upon the share transfer books of the Company, kept at the registered office of the Company or at its principal place of business, or at the office of its transfer agent or registrar, and before a new certificate is issued the older certificate shall be surrendered for cancellation. The Board may, by resolution, open a share registered in any state of the United States, and may employ an agent or agents to keep such register, and to record transfers of shares therein. Shares shall be transferred by delivery of the certificates therefor, accompanied either by an assignment in writing on the back of the certificate or an assignment separate from certificate, or by a written power of attorney to sell, assign and transfer the same, signed by the holder of said certificate.

7.4 Registered Owner. Registered stockholders shall be treated by the Company as the holders in fact of the stock standing in their respective names and the Company shall not be bound to recognize any equitable or other claim to or interest in any share on the part of any other person, whether or not it shall have express or other notice thereto, except as expressly provided below or by the laws of the State of Delaware. The Board may adopt by resolution a procedure whereby a stockholder of the Company may certify in writing to the Company that all or a portion of the shares registered in the name of such stockholder are held for the account of a specified person or persons. The resolution shall set forth:

(i) The classification of stockholder who may certify;

(ii) The purpose or purposes for which the certification may be made;

(iii) The form of certification and information to be contained therein;

(iv) If the certification is with respect to a record date or closing of the share transfer books, the date within which the certification must be received by the Company; and

(v) Such other provisions with respect to the procedure as are deemed necessary or desirable.

Upon receipt by the Company of a certification complying with the procedure, the persons specified in the certification shall be deemed, for the purpose or purposes set forth in the certification, to be the holders of record of the number of shares specified in place of the stockholder making the certification.

7.5 Mutilated, Lost or Destroyed Certificates. In case of any mutilation, loss or destruction of any certificate of stock, another may be issued in its place on proof of such mutilation, loss or destruction. The Board may impose conditions on such issuance and may require the giving of a satisfactory bond or indemnity to the Company in such sum as they might determine or establish such other procedures as they deem necessary.

7.6 Fractional Shares or Scrip. The Company may: (i) issue fractions of a share which shall entitle the holder to exercise voting rights, to receive dividends thereon, and to participate in any of the assets of the Company in the event of liquidation; (ii) arrange for the disposition of the fractional interests by those entitled thereto; (iii) pay in cash the fair value of fractions of a share as of the time when those entitled to receive such shares are determined; or (iv) issue scrip in registered or bearer form which shall entitle the holder to receive a certificate for a full share upon the surrender of such scrip aggregating a full share. The Board may cause such scrip to be issued subject to the condition that it shall become void if not exchanged for certificates representing full shares before a specified date, or subject to the condition that the shares for which such scrip is exchangeable may be sold by the Company and the proceeds thereof distributed to the holders of such scrip, or subject to any other conditions which the Board may deem advisable.

7.7 Share of Another Corporation. Shares owned by the Company in another corporation, domestic or foreign, may be voted by such officer, agent or proxy as the Board may determine.

7.8 Issuance/Consideration. Shares may be issued at a price determined by the Board of Directors, or the Board may set a minimum price or establish a formula or method by which the price may be determined. Consideration for shares may consist of cash, promissory notes, services performed, and any other lawful form of consideration, including tangible or intangible property. If shares are issued for other than cash, the Board of Directors shall determine the value of the consideration. Shares issued when the Company receives the consideration determined by the Board are validly issued, fully paid and nonassesable. A good faith judgment of the Board of Directors as to the value of the consideration received for shares is conclusive.

The Company may place shares issued for a contract for future services or a promissory note in escrow, or make other arrangements to restrict the transfer of the shares, and make credit distributions in respect of the shares against their purchase price, until the services are performed or the note is paid. If the services are not performed or the note is not paid, the shares escrowed or restricted and the distributions credited may be cancelled in whole or in part.

7.9 Restriction of Transfer. All certificates representing unregistered shares of the Company shall bear the following legend on the face of the certificate or on the reverse of the certificate if a reference to the legend is contained on the face:

THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR ANY APPLICABLE STATE LAW, AND NO INTEREST THEREIN MAY BE SOLD, DISTRIBUTED, ASSIGNED, OFFERED, PLEDGED OR OTHERWISE TRANSFERRED UNLESS (A) THERE IS AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT AND APPLICABLE STATE SECURITIES LAWS COVERING ANY SUCH TRANSACTION INVOLVING SAID SECURITIES OR (B) THIS CORPORATION RECEIVES AN OPINION OF LEGAL COUNSEL FOR THE HOLDER OF THESE SECURITIES (CONCURRED IN BY LEGAL COUNSEL FOR THIS CORPORATION) STATING THAT SUCH TRANSACTION IS EXEMPT FROM REGISTRATION OR THIS CORPORATION OTHERWISE SATISFIED ITSELF THAT SUCH TRANSACTION IS EXEMPT FORM REGISTRATION. NEITHER THE OFFERING OF THE SECURITIES NOR ANY OFFERING MATERIALS HAVE BEEN REVIEWED BY ANY ADMINISTRATOR UNDER THE SECURITIES ACT OF 1933, OR ANY APPLICABLE STATE LAW. THE TRANSFER AGENT HAS BEEN ORDERED TO EFFECTUATE TRANSFERS OF THIS CERTIFICATE ONLY IN ACCORDANCE WITH THE ABOVE INSTRUCTIONS.

ARTICLE VIII.
GENERAL MATTERS

8.1 Construction; Definitions. Unless the context requires otherwise, the general provisions, rules of construction, and definitions in the DGCL shall govern the construction of these Bylaws. Without limiting the generality of this provision, the singular number includes the plural, the plural number includes the singular, and the term “person” includes both a corporation and a natural person.

8.2 Dividends. The Board may, from time to time, declare and the Company may pay dividends on its outstanding shares in cash, property, or its own shares, except when the Company is insolvent or when the payment thereof would render the Company insolvent or when the declaration or payment thereof would be contrary to any restrictions contained in the Certificate of Incorporation subject to the following provisions:

(1) Except as otherwise provided in this Section, dividends may be declared and paid in cash or property only out of:

(a) The unreserved and unrestricted net earned surplus of the corporation, or

(b) The unreserved and unrestricted net earnings of the current fiscal year and the next preceding fiscal year taken as a single period. No dividend out of unreserved and unrestricted net earnings so computed shall be paid which would reduce the net assets of the corporation below the aggregate preferential amount payable in the event of voluntary liquidation to the holders of shares having preferential rights to the assets of the Company in the event of liquidation.

(2) Dividends may be declared and paid in its own treasury shares.

(3) Dividends may be declared and paid in its own authorized but unissued shares out of any unreserved and unrestricted surplus of the corporation upon the following conditions:

(a) If a dividend is payable in its own shares having a par value, such shares shall be issued at not less than the par value thereof and there shall be transferred to stated capital at the time such dividend is paid an amount of surplus equal to the aggregate par value of the shares to be issued as a dividend.

(b) If a dividend is payable in its own shares without par value, such shares shall be issued at such stated value as shall be fixed by the Board by resolution adopted at the time such dividend is declared, and there shall be transferred to stated capital at the time such dividend is paid an amount of surplus equal to the aggregate stated value so fixed in respect of such shares; and the amount per share so transferred to stated capital shall be disclosed to the shareholders receiving such dividend concurrently with the payment thereof.

8.3 Fiscal Year. The fiscal year of the Company shall be fixed by resolution of the Board and may be changed by the Board.

8.4 Seal. The Company may adopt a corporate seal, which shall be adopted and which may be altered by the Board. The Company may use the corporate seal by causing it or a facsimile thereof to be impressed or affixed or in any other manner reproduced.

8.5 Waiver of Notice. Whenever notice is required to be given under any provision of the DGCL, the Certificate of Incorporation or these Bylaws, a written waiver, signed by the person entitled to notice, or a waiver by electronic transmission by the person entitled to notice, whether before or after the time of the event for which notice is to be given, shall be deemed equivalent to notice. Attendance of a person at a meeting shall constitute a waiver of notice of such meeting, except when the person attends a meeting for the express purpose of objecting at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened. Neither the business to be transacted at, nor the purpose of, any regular or special meeting of the stockholders need be specified in any written waiver of notice or any waiver by electronic transmission unless so required by the Certificate of Incorporation or these Bylaws.

ARTICLE IX.
NOTICE BY ELECTRONIC TRANSMISSION

9.1 Notice by Electronic Transmission. Without limiting the manner by which notice otherwise may be given effectively to stockholders pursuant to the DGCL, the Certificate of Incorporation or these Bylaws, any notice to stockholders given by the Company under any provision of the DGCL, the Certificate of Incorporation or these Bylaws shall be effective if given by a form of electronic transmission consented to by the stockholder to whom the notice is given. Any such consent shall be revocable by the stockholder by written notice to the Company. Any such consent shall be deemed revoked if:

(i) the Company is unable to deliver by electronic transmission two consecutive notices given by the Company in accordance with such consent; and

(ii) such inability becomes known to the secretary or an assistant secretary of the Company or to the transfer agent, or other person responsible for the giving of notice.

However, the inadvertent failure to treat such inability as a revocation shall not invalidate any meeting or other action.

Any notice given pursuant to the preceding paragraph shall be deemed given:

(i) if by facsimile telecommunication, when directed to a number at which the stockholder has consented to receive notice;

(ii) if by electronic mail, when directed to an electronic mail address at which the stockholder has consented to receive notice;

(iii) if by a posting on an electronic network together with separate notice to the stockholder of such specific posting, upon the later of (A) such posting and (B) the giving of such separate notice; and

(iv) if by any other form of electronic transmission, when directed to the stockholder.

An affidavit of the secretary or an assistant secretary or of the transfer agent or other agent of the Company that the notice has been given by a form of electronic transmission shall, in the absence of fraud, be prima facie evidence of the facts stated therein.

9.2 Definition of Electronic Transmission. An “electronic transmission” means any form of communication, not directly involving the physical transmission of paper, that creates a record that may be retained, retrieved, and reviewed by a recipient thereof, and that may be directly reproduced in paper form by such a recipient through an automated process.

9.3 Inapplicability. Notice by a form of electronic transmission shall not apply to Sections 164, 296, 311, 312 or 324 of the DGCL.

ARTICLE X.
INDEMNIFICATION

10.1 Indemnification of Directors and Officers. The Company shall indemnify and hold harmless, to the fullest extent permitted by the DGCL as it presently exists or may hereafter be amended, any director or officer of the Company who was or is made or is threatened to be made a party or is otherwise involved in any action, suit or proceeding, whether civil, criminal, administrative or investigative (a “Proceeding”) by reason of the fact that he or she, or a person for whom he or she is the legal representative, is or was a director, officer, employee or agent of the Company or is or was serving at the request of the Company as a director, officer, employee or agent of another corporation or of a partnership, joint venture, trust, enterprise or non-profit entity, including service with respect to employee benefit plans, against all liability and loss suffered and expenses reasonably incurred by such person in connection with any such Proceeding. The Company shall be required to indemnify a person in connection with a Proceeding initiated by such person only if the Proceeding was authorized by the Board.

10.2 Indemnification of Others. The Company shall have the power to indemnify and hold harmless, to the extent permitted by applicable law as it presently exists or may hereafter be amended, any employee or agent of the Company who was or is made or is threatened to be made a party or is otherwise involved in any Proceeding by reason of the fact that he or she, or a person for whom he or she is the legal representative, is or was an employee or agent of the Company or is or was serving at the request of the Company as a director, officer, employee or agent of another corporation or of a partnership, joint venture, trust, enterprise or non-profit entity, including service with respect to employee benefit plans, against all liability and loss suffered and expenses reasonably incurred by such person in connection with any such Proceeding.

10.3 Prepayment of Expenses. The Company shall pay the expenses incurred by any officer or director of the Company, and may pay the expenses incurred by any employee or agent of the Company, in defending any Proceeding in advance of its final disposition; provided, however, that the payment of expenses incurred by a person in advance of the final disposition of the Proceeding shall be made only upon receipt of an undertaking by the person to repay all amounts advanced if it should be ultimately determined that the person is not entitled to be indemnified under this Article X or otherwise.

10.4 Determination; Claim. If a claim for indemnification or payment of expenses under this Article X is not paid in full within sixty days after a proper written claim therefor has been received by the Company, the claimant may file suit to recover the unpaid amount of such claim and, if successful in whole or in part, shall be entitled to be paid the expense of prosecuting such claim. In any such action the Company shall have the burden of proving that the claimant was not entitled to the requested indemnification or payment of expenses under applicable law.

10.5 Non-Exclusivity of Rights. The rights conferred on any person by this Article X shall not be exclusive of any other rights which such person may have or hereafter acquire under any statute, provision of the Certificate of Incorporation, these Bylaws, agreement, vote of stockholders or disinterested directors or otherwise.

10.6 Insurance. The Company may purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the Company, or is or was serving at the request of the Company as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against any liability asserted against him or her and incurred by him or her in any such capacity, or arising out of his or her status as such, whether or not the Company would have the power to indemnify him or her against such liability under the provisions of the DGCL.

10.7 Other Indemnification. The Company’s obligation, if any, to indemnify any person who was or is serving at its request as a director, officer, employee or agent of another corporation, partnership, joint venture, trust, enterprise or non-profit entity shall be reduced by any amount such person may collect as indemnification from such other corporation, partnership, joint venture, trust, enterprise or non-profit enterprise.

10.8 Amendment or Repeal. Any repeal or modification of the foregoing provisions of this Article X shall not adversely affect any right or protection hereunder of any person in respect of any act or omission occurring prior to the time of such repeal or modification.

ARTICLE XI
AMENDMENTS

11.1 By Shareholders. Except as provided in the next sentence, these Bylaws may be altered, amended or repealed by the affirmative vote of the holders of not less than two-thirds (2/3) of the outstanding voting power entitled to vote at any regular or special meeting of the shareholders. Notwithstanding the foregoing, the provisions of Sections 2.3, 3.3, 3.4, 3.12 and 11.1 and Article X of these Bylaws may not be altered, amended or repealed in whole or in part, unless authorized by the affirmative vote of the holders of not less than eighty percent (80%) of the outstanding voting power entitled to vote.

11.2 By Directors. The Board shall have the power to make, alter, amend and repeal the Bylaws of this corporation. However, any such Bylaws, or any alteration, amendment or repeal of the Bylaws, may be changed or repealed by the stockholders in accordance with the provisions of Section 11.1 of these Bylaws.

11.3 Emergency Bylaws. The Board may adopt emergency Bylaws pursuant to Section 110 of the DGCL, which shall be operative during any emergency in the conduct of the business of the Company resulting from an attack on the United States or any nuclear or atomic disaster.

REVOCABLE PROXY
IDAHO GENERAL MINES, INC.

The undersigned hereby appoints Bruce D. Hansen and David A. Chaput, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and vote, as designated below, all of the shares of Common Stock of Idaho General Mines, Inc. held on record by the undersigned on August 20, 2007 at the 2007 Annual Meeting of Shareholders to be held on October 4, 2007, and any adjournment thereof. Each of the proposed items below are described in the Proxy Statement that accompanies this Revocable Proxy, and the descriptions below are qualified in their entirety by the information set forth in the Proxy Statement.

☒ Please mark votes as in this example.

Proposal Number			FOR	FOR all nominees listed EXCEPT those whose names as written in the space provided	WITHHOLD AUTHORITY for all nominees listed
1.	To elect 7 members to the Board of Directors (except as marked to the contrary below):		☐	☐	☐

	Nominees:	Bruce D. Hansen Gene W. Pierson Norman A. Radford R. David Russell Richard F. Nanna Ricardo M. Campoy Mark A. Lettes

Instructions:
To withhold authority to vote for any individual - nominee, mark “For All Except” and write that nominee’s name in the space provided below.

			For	Against	Abstain
2.	To approve the reincorporation of the Company into the State of Delaware		☐	☐	☐
			For	Against	Abstain
3.	To approve an amendment to the Idaho General Mines, Inc. 2006 Equity Incentive Plan		☐	☐	☐
			For	Against	Abstain
4.	To approve an amendment to accelerate the termination of the Shareholder Rights Plan		☐	☐	☐

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this proxy will be voted for each proposal.

Please sign exactly as name appears below. When shares are held by joint tenants, both should sign. When signing as attorney, as executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Please be sure to sign and date this Proxy in the spaces below:

___________________________________ Stockholder sign above	Date: __________________, 2007

___________________________________ Co-holder (if any) sign above	Date: __________________, 2007

▲ Detach above card, sign, date and mail in postage paid envelope provided.▲
IDAHO GENERAL MINES, INC.
1726 Cole Boulevard, Suite 115
Lakewood, Colorado 80401

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE

IF YOUR ADDRESS HAS CHANGED, PLEASE CORRECT THE ADDRESS IN THE SPACE PROVIDED BELOW AND RETURN THIS PORTION WITH THE PROXY IN THE ENVELOPE PROVIDED.

______________________________________________
______________________________________________
______________________________________________